File No. 811-09435

File No. 333-82447

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 31

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 32

Waddell & Reed Advisors Funds

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 31, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the fiscal year ended June 30, 2013 for the Waddell & Reed Advisors Equity Funds was filed on September 26, 2013. Notice for the fiscal year ended September 30, 2013 for the Waddell & Reed Advisors Fixed Income and Money Market Funds was filed on December 17, 2013.

Prospectus

FIXED INCOME AND MONEY MARKET FUNDS

JANUARY 31, 2014

Ticker
	Class A	Class B	Class C	Class Y
FIXED INCOME FUNDS

Waddell & Reed Advisors Bond Fund	UNBDX	WBABX	WCABX	WYABX

Waddell & Reed Advisors Global Bond Fund	UNHHX	WGBBX	WGBCX	WGBYX

Waddell & Reed Advisors Government Securities Fund	UNGVX	WGVBX	WGVCX	WGVYX

Waddell & Reed Advisors High Income Fund	UNHIX	WBHIX	WCHIX	WYHIX

Waddell & Reed Advisors Municipal Bond Fund	UNMBX	WBMBX	WCMBX

Waddell & Reed Advisors Municipal High Income Fund	UMUHX	WBMHX	WCMHX

MONEY MARKET FUND

Waddell & Reed Advisors Cash Management	UNCXX	WCBXX	WCCXX

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

SUMMARIES
3	Waddell & Reed Advisors Bond Fund
7	Waddell & Reed Advisors Global Bond Fund
12	Waddell & Reed Advisors Government Securities Fund
16	Waddell & Reed Advisors High Income Fund
21	Waddell & Reed Advisors Municipal Bond Fund
25	Waddell & Reed Advisors Municipal High Income Fund
30	Waddell & Reed Advisors Cash Management

34	Additional Information about Principal Investment Strategies, Other Investments and Risks
47	The Management of the Funds
47	Investment Adviser
47	Management Fee
48	Portfolio Management
49	Your Account
49	Choosing a Share Class
56	Ways to Set Up Your Account
57	Pricing of Fund Shares
58	Buying Shares
60	Selling Shares
63	Exchange Privileges
66	Distributions and Taxes
69	Financial Highlights
84	Appendix A

2	Prospectus

Waddell & Reed Advisors Bond Fund

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]	None
Maximum Account Fee	$20	[3]	None		$20	[3]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.24%	0.74%	0.38%	0.19%
Total Annual Fund Operating Expenses	0.95%	2.20%	1.84%	0.65%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$860	$1,070	$1,674
Class B Shares	623	988	1,280	2,216
Class C Shares	187	579	995	2,159
Class Y Shares	66	208	362	810

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$860	$1,070	$1,674
Class B Shares	223	688	1,180	2,216
Class C Shares	187	579	995	2,159
Class Y Shares	66	208	362	810

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Fixed Income Funds	Prospectus	3

Principal Investment Strategies

Waddell & Reed Advisors Bond Fund seeks to achieve its objective by investing primarily in investment grade debt securities. The Fund considers debt securities to be investment grade if they are rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. During normal circumstances, the Fund invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction. The Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Fund, WRIMCO initially utilizes a top-down viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security. WRIMCO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Extension Risk. A rise in interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and lengthening the average life of such security. This could cause their value to decline more than other fixed-income securities.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities.

Certain mortgage backed-securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

4	Prospectus	Fixed Income Funds

■

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.05% (the third quarter of 2009) and the lowest quarterly return was -3.47% (the second quarter of 2013).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-7.94%	3.38%	3.19%
Return After Taxes on Distributions	-9.03%	2.17%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares	-4.01%	2.47%	2.25%
Class B
Return Before Taxes	-7.40%	3.21%	2.70%
Class C
Return Before Taxes	-3.35%	3.66%	2.86%
Class Y
Return Before Taxes	-2.04%	4.90%	4.14%

Indexes	1 Year	5 Years	10 Years
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%
Lipper Corporate Debt Funds A-Rated Universe Average (net of fees and expenses)	-1.64%	7.19%	4.61%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Fixed Income Funds	Prospectus	5

Portfolio Manager

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6	Prospectus	Fixed Income Funds

Waddell & Reed Advisors Global Bond Fund

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]	None
Maximum Account Fee	$20	[3]	None		$20	[3]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.35%	0.83%	0.41%	0.21%
Total Annual Fund Operating Expenses	1.21%	2.44%	2.02%	0.82%

[1]

For Class A Shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	647	1,061	1,401	2,471
Class C Shares	205	634	1,088	2,348
Class Y Shares	84	262	455	1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	247	761	1,301	2,471
Class C Shares	205	634	1,088	2,348
Class Y Shares	84	262	455	1,014

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Fixed Income Funds	Prospectus	7

Principal Investment Strategies

Waddell & Reed Advisors Global Bond Fund seeks to achieve its objectives by investing during normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and U.S. issuers. The Fund may invest in securities issued by foreign or U.S. governments and in securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the U.S. dollar. The Fund may invest in securities of any maturity.

Under normal circumstances, the Fund invests at least 40% (or, if Waddell & Reed Investment Management Company (WRIMCO) deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

Although the Fund invests, primarily, in investment grade securities, it may invest up to 100% of its total assets in non-investment grade bonds, commonly called junk bonds, primarily of foreign issuers, that include securities rated BB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO, the Fund’s investment manager, to be of comparable quality. The Fund will only invest in non-investment grade securities if WRIMCO deems the risks to be consistent with the Fund’s objectives. The Fund also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital appreciation.

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a debt security, WRIMCO continues to analyze the factors considered for buying the security. WRIMCO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. WRIMCO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency.

8	Prospectus	Fixed Income Funds

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected more than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Fixed Income Funds	Prospectus	9

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to those of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 6.18% (the second quarter of 2009) and the lowest quarterly return was -5.14% (the third quarter of 2008).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-4.19%	5.02%	4.29%
Return After Taxes on Distributions	-5.75%	3.61%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares	-1.65%	3.76%	3.10%
Class B
Return Before Taxes	-3.53%	4.95%	3.83%
Class C
Return Before Taxes	0.84%	5.40%	4.01%
Class Y
Return Before Taxes	2.05%	6.69%	5.32%

Indexes	1 Year	5 Years	10 Years
Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes)	-2.19%	4.36%	4.64%
Lipper Global Income Funds Universe Average (net of fees and expenses)	-2.05%	6.60%	4.59%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of WRIMCO, has managed the Fund since January 2002.

10	Prospectus	Fixed Income Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	11

Waddell & Reed Advisors Government Securities Fund

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]	None
Maximum Account Fee	$20	[3]	None		$20	[3]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.31%	0.67%	0.33%	0.23%
Total Annual Fund Operating Expenses	1.06%	2.17%	1.83%	0.73%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$528	$748	$985	$1,664
Class B Shares	620	979	1,264	2,221
Class C Shares	186	576	990	2,148
Class Y Shares	75	233	406	906

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$528	$748	$985	$1,664
Class B Shares	220	679	1,164	2,221
Class C Shares	186	576	990	2,148
Class Y Shares	75	233	406	906

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

12	Prospectus	Fixed Income Funds

Principal Investment Strategies

Waddell & Reed Advisors Government Securities Fund seeks to achieve its objective by investing exclusively in a diversified portfolio of U.S. government securities. U.S. government securities include: U.S. Treasury (Treasury) obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the Treasury, and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Extension Risk. A rise in interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and lengthening the average life of such security. This could cause their value to decline more than other fixed-income securities.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities.

Certain mortgage backed-securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■

U.S. Government Securities Risk. Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Fixed Income Funds	Prospectus	13

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 5.35% (the third quarter of 2011) and the lowest quarterly return was -3.59% (the second quarter of 2013).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-8.57%	0.88%	2.71%
Return After Taxes on Distributions	-9.21%	-0.07%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares	-4.55%	0.66%	1.96%
Class B
Return Before Taxes	-9.35%	0.50%	2.14%
Class C
Return Before Taxes	-5.26%	0.93%	2.30%
Class Y
Return Before Taxes	-4.21%	2.07%	3.52%

Indexes	1 Year	5 Years	10 Years
Barclays U.S. Government/Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	-2.10%	3.00%	4.37%
Lipper General U.S. Government Funds Universe Average (net of fees and expenses)	-3.65%	3.01%	3.52%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008.

14	Prospectus	Fixed Income Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	15

Waddell & Reed Advisors High Income Fund

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]	None
Maximum Account Fee	$20	[3]	None		$20	[3]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.57%	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.22%	0.58%	0.24%	0.19%
Total Annual Fund Operating Expenses	1.04%	2.15%	1.81%	0.76%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class B Shares	618	973	1,254	2,200
Class C Shares	184	569	980	2,127
Class Y Shares	78	243	422	942

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class B Shares	218	673	1,154	2,200
Class C Shares	184	569	980	2,127
Class Y Shares	78	243	422	942

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

16	Prospectus	Fixed Income Funds

Principal Investment Strategies

Waddell & Reed Advisors High Income Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, consistent with the Fund’s objective. The Fund invests primarily in lower quality debt securities, which include debt securities rated BBB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities, commonly called junk bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Although WRIMCO considers credit ratings in selecting investments for the Fund, WRIMCO bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. WRIMCO will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund may invest in fixed-income securities of any maturity and in companies of any size.

The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

The Fund may invest in private placements and other restricted securities.

WRIMCO may look at a number of factors in selecting securities for the Fund, beginning with a primarily bottom-up analysis of a company’s fundamentals, including: financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment and industry fundamentals.

After WRIMCO is comfortable with the business model of a company, it attempts to optimize the Fund’s risk/reward by investing in the debt portion of the capital structure that WRIMCO believes to be most attractive, which may include secured and/or unsecured loans or floating rate notes, secured and/or unsecured high-yield bonds, and/or convertible securities trading well below their conversion values. For example, if WRIMCO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the Fund invests may be high yield bonds. Similarly, if WRIMCO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Fund invests may be loans.

Generally, in determining whether to sell a security, WRIMCO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

Fixed Income Funds	Prospectus	17

■	Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Fund could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

18	Prospectus	Fixed Income Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.59% (the second quarter of 2009) and the lowest quarterly return was -15.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	4.44%	16.01%	7.53%
Return After Taxes on Distributions	0.63%	12.59%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.48%	12.18%	5.18%
Class B
Return Before Taxes	5.59%	16.00%	7.06%
Class C
Return Before Taxes	9.96%	16.45%	7.25%
Class Y
Return Before Taxes	11.11%	17.71%	8.51%

Indexes	1 Year	5 Years	10 Years
BofA Merrill Lynch US High Yield Index (reflects no deduction for fees, expenses or taxes)	7.42%	18.65%	8.46%
Lipper High Yield Funds Universe Average (net of fees and expenses)	6.82%	16.16%	7.21%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

William M. Nelson, Senior Vice President of WRIMCO, has managed the Fund since April 2008.

Fixed Income Funds	Prospectus	19

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20	Prospectus	Fixed Income Funds

Waddell & Reed Advisors Municipal Bond Fund

Objective

To seek to provide the level of current income consistent with preservation of capital and that is not subject to Federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]
Maximum Account Fee	$20	[3]	None		$20	[3]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.13%	0.39%	0.21%
Total Annual Fund Operating Expenses	0.89%	1.90%	1.72%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$512	$697	$897	$1,474
Class B Shares	593	897	1,126	1,959
Class C Shares	175	542	933	2,030

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$512	$697	$897	$1,474
Class B Shares	193	597	1,026	1,959
Class C Shares	175	542	933	2,030

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Fixed Income Funds	Prospectus	21

Principal Investment Strategies

Waddell & Reed Advisors Municipal Bond Fund seeks to achieve its objective by investing, during normal circumstances, at least 80% of its net assets in municipal bonds, mainly of investment grade and of any maturity. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is excludable from gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item). Investment grade debt securities include debt securities rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality.

The Fund diversifies its holdings between two main types of municipal bonds:

■	general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

■

revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

WRIMCO primarily utilizes a cautious top-down management style that de-emphasizes aggressive interest rate strategies. WRIMCO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while typically striving to keep the overall Fund duration within a plus or minus twenty percent (20%) range relative to the Fund’s stated benchmark. As an overlay to this core strategy, WRIMCO attempts to identify and capitalize on relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. WRIMCO monitors relative attractiveness to other taxable fixed-income asset classes, as well as municipal market supply/demand patterns and other technical factors, in seeking to identify opportunities for the Fund.

WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

WRIMCO seeks to emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility as well as to emphasize capital preservation. However, the Fund may invest significantly in municipal bonds payable from revenues derived from similar projects, such as those in the health care sector.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets, including the municipal bond market, and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Political, Legislative or Regulatory Risk. The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

22	Prospectus	Fixed Income Funds

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■

Taxability Risk. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal income tax. However, after the Fund buys a security issued as paying tax-exempt interest, the Internal Revenue Service (IRS) may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to Federal income tax.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 6.81% (the third quarter of 2009) and the lowest quarterly return was -3.99% (the fourth quarter of 2010).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-7.41%	4.98%	3.59%
Return After Taxes on Distributions	-7.41%	4.97%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	-2.89%	4.78%	3.62%
Class B
Return Before Taxes	-8.03%	4.70%	3.05%
Class C
Return Before Taxes	-4.12%	4.99%	3.10%
Class Y
Return Before Taxes	-6.35%	2.55%	2.54%

Indexes	1 Year	5 Years	10 Years
S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-2.55%	6.34%	4.33%
Lipper General & Insured Municipal Debt Funds Universe Average (net of fees and expenses)	-4.09%	6.59%	3.45%

Fixed Income Funds	Prospectus	23

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Bryan J. Bailey, Senior Vice President of WRIMCO, has managed the Fund since June 2000.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.WADDELL), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Dividends paid from interest on municipal securities are excludable from gross income for Federal income tax purposes. Dividends that are derived from interest paid on certain PABs may be a Tax Preference Item and, therefore, increase your AMT liability, if you are subject to the AMT. Distributions from sources other than tax-exempt interest generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two. The tax treatment of distributions is the same whether they are taken in cash or reinvested in Fund shares.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24	Prospectus	Fixed Income Funds

Waddell & Reed Advisors Municipal High Income Fund

Objective

To seek to provide a high level of current income that is not subject to Federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 50 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 89 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]
Maximum Account Fee	$20	[3]	None		$20	[3]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.15%	0.39%	0.21%
Total Annual Fund Operating Expenses	0.91%	1.90%	1.72%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$514	$703	$907	$1,497
Class B Shares	593	897	1,126	1,964
Class C Shares	175	542	933	2,030

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$514	$703	$907	$1,497
Class B Shares	193	597	1,026	1,964
Class C Shares	175	542	933	2,030

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Fixed Income Funds	Prospectus	25

Principal Investment Strategies

Waddell & Reed Advisors Municipal High Income Fund seeks to achieve its objective by investing, during normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is excludable from gross income for Federal income tax purposes, although a significant portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item).

The Fund typically invests in medium- and lower-quality bonds that include bonds rated BBB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality, including non-investment grade securities, commonly called junk bonds, typically rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade securities. Although WRIMCO considers credit ratings in selecting investments for the Fund, WRIMCO bases its investment decision for a particular security primarily on its own credit analysis and not on a NRSRO’s credit rating. WRIMCO will consider, among other things, the issuer’s financial resources and history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, and interest and asset coverage.

WRIMCO’s view on interest rates largely determines the desired duration of the Fund’s holdings and how to structure the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of 10 to 30 years.

The Fund may invest in higher-quality municipal bonds at times when yield spreads are narrow and WRIMCO believes that the higher yields do not justify the increased risk, and/or when, in the opinion of WRIMCO, there is a lack of medium- and lower-quality bonds in which to invest.

WRIMCO typically conducts a macro-economic analysis in conjunction with its security selection, and it may look at a number of factors in selecting individual securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest significantly in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors, and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. As well, WRIMCO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

26	Prospectus	Fixed Income Funds

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets, including the municipal bond market, and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Political, Legislative or Regulatory Risk. The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■

Taxability Risk. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal income tax. However, after the Fund buys a security issued as paying tax-exempt interest, the Internal Revenue Service (IRS) may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to Federal income tax.

Fixed Income Funds	Prospectus	27

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 12.21% (the third quarter of 2009) and the lowest quarterly return was -14.07% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-8.10%	8.77%	4.29%
Return After Taxes on Distributions	-8.10%	8.75%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	-2.63%	8.21%	4.46%
Class B
Return Before Taxes	-8.64%	8.56%	3.82%
Class C
Return Before Taxes	-4.80%	8.80%	3.84%

Indexes	1 Year	5 Years	10 Years
Barclays Municipal High Yield Index (reflects no deduction for fees, expenses or taxes.)	-5.51%	11.78%	5.16%
Lipper High Yield Municipal Debt Funds Universe Average (net of fees and expenses.)	-6.16%	9.91%	3.51%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Michael J. Walls, Senior Vice President of WRIMCO, has managed the Fund since August 2008.

28	Prospectus	Fixed Income Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.WADDELL), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Dividends paid from interest on municipal securities are excludable from gross income for Federal income tax purposes. Dividends that are derived from interest paid on certain PABs may be a Tax Preference Item and, therefore, increase your AMT liability, if you are subject to the AMT. Distributions from sources other than tax-exempt interest generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two. The tax treatment of distributions is the same whether they are taken in cash or reinvested in Fund shares.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	29

Waddell & Reed Advisors Cash Management

Objective

To seek to provide current income consistent with maintaining liquidity and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[2]	1.00%	[2]
Maximum Account Fee	$20	[3]	None		$20	[3]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.42%	-0.07%	0.23%
Total Annual Fund Operating Expenses	0.82%	1.33%	1.63%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares if they were exchanged from Class A shares of another Waddell & Reed Advisors Fund (or, in certain circumstances, lvy Funds) that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

[3]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$84	$262	$455	$1,014
Class B	535	721	829	1,461
Class C	166	514	887	1,933

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$84	$262	$455	$1,014
Class B	135	421	729	1,461
Class C	166	514	887	1,933

30	Prospectus	Money Market Fund

Principal Investment Strategies

Waddell & Reed Advisors Cash Management seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days.

WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Amortized Cost Risk. In the event that the Board of Trustees of Waddell & Reed Advisors Funds (Board) determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Money Market Fund Regulatory Risk. As a money market fund, the Fund is subject to the specific rules governing money market funds and is subject to regulation by the Securities and Exchange Commission (SEC). Government agencies, including the SEC in particular, continue to evaluate the rules governing money market funds. It is possible that changes to the rules governing money market funds could significantly affect the money market fund industry generally and, therefore, the operation or performance of the Fund.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Money Market Fund	Prospectus	31

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s most recent 7-day yield.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.21% (the fourth quarter of 2006) and the lowest quarterly return was 0.00% (the second, third and fourth quarters of 2010, the first, second, third and fourth quarters of 2011, the first, second, third and fourth quarters of 2012, and the first, second, third and fourth quarters of 2013). As of December 31, 2013, the 7-day yield was 0.02%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Class A	0.02%	0.19%	1.48%
Class B	-3.98%	-0.13%	0.96%
Class C (Class C shares of the Fund are not available for direct investments. However, you may continue to exchange into Class C shares from another Waddell & Reed Advisors Fund.)	0.02%	0.08%	0.97%

Index	1 Year	5 Years	10 Years
Lipper Money Market Funds Universe Average (net of fees and expenses)	0.01%	0.05%	1.41%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Mira Stevovich, Vice President of WRIMCO, has managed the Fund since May 1998.

32	Prospectus	Money Market Fund

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.WADDELL), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Money Market Fund	Prospectus	33

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Bond Fund: The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities and, to a lesser extent, in non-investment grade debt securities and convertible securities. WRIMCO may use various techniques to manage the duration of the Fund’s holdings. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The Fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may invest up to 20% of its total assets in non-investment grade debt securities, commonly called junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund may have an indirect exposure to foreign markets through investments in these companies. The Fund may, from time to time, utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options for hedging purposes and/or to take a directional position on interest rates.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Fund may sell longer-term debt securities and buy shorter-term debt securities or invest in money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk	■ Market Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Bond Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Low-Rated Securities Risk ■ Sector Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Global Bond Fund: The Fund seeks to achieve its primary objective to provide a high level of current income, and its secondary objective of capital appreciation, by investing, during normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and U.S. issuers. The Fund may invest in securities issued by foreign or U.S. governments and in securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size. There is no guarantee, however, that the Fund will achieve its objectives.

Under normal circumstances, the Fund invests at least 40% (or, if WRIMCO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States). The Fund also may invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The Fund may invest up to 100% of its total assets in foreign securities and non-U.S. dollar-denominated securities.

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

Bonds and other debt securities may be of any maturity and are primarily of investment grade (except that, for this purpose, a “bond” is any debt security with an initial maturity greater than one year.) The Fund, however, may invest up to 100% of its total assets in non-investment grade

34	Prospectus

debt securities, primarily of foreign issuers, or unrated securities determined by WRIMCO to be of comparable quality. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

The Fund primarily owns debt securities; however, the Fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund may invest in private placements and other restricted securities. The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in exchange-traded funds (ETFs) as a means of gaining exposure to precious metals and other commodities without purchasing them directly, although the Fund may also invest separately in physical commodities.

When consistent with the Fund’s investment objectives, WRIMCO may utilize derivatives, including buying or selling options, futures contracts or forward contracts on a security, an index of securities or a foreign currency, or entering into swaps, including credit default swaps, total return swaps and interest rate swaps. WRIMCO may use these derivatives in seeking to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the Fund, or to invest in a position not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these contracts.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund’s portfolio:

■	shorten the average maturity of the Fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Reinvestment Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Bond Fund may be subject to other, non-principal risks, including the following:

■ Commodities Risk ■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk	■ Investment Company Securities Risk ■ Liquidity Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Private Placements and Other Restricted Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Government Securities Fund: The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing exclusively in a diversified portfolio of U.S. government securities. There is no guarantee, however, that the Fund will achieve its objective.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Prospectus	35

The Fund may from time to time utilize Treasury futures contracts, Treasury swaps and options for hedging purposes and/or to take a directional position on interest rates.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk ■ Market Risk	■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ Sector Risk ■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Government Securities Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors High Income Fund: The Fund seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments, of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Fund’s objective. There is no guarantee, however, that the Fund will achieve its objective.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

In selecting securities, WRIMCO may look at a number of factors beginning with a primarily bottom-up analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the current economic environment and industry fundamentals. The Fund primarily owns debt securities that may include debentures, commercial paper, investment grade bonds, mezzanine loans and other similar types of debt instruments and may own fixed-income securities of varying maturities.

The Fund also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in private placements and other restricted securities. The Fund may invest in municipal bonds.

The Fund may invest an unlimited amount of its assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

The Fund may from time to time utilize forward contracts and futures on a foreign currency or enter into swaps, including credit default swaps and total return swaps. WRIMCO may use these derivatives in seeking to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the Fund, or to invest in a position not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these contracts.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, WRIMCO may take any one or more of the following steps with respect to the Fund’s assets:

■	shorten the average maturity of the Fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.

36	Prospectus

Principal Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk ■ Liquidity Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Private Placements and Other Restricted Securities Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors High Income Fund may be subject to other, non-principal risks, including the following:

■ Alternative Minimum Tax Risk ■ Derivatives Risk ■ Emerging Markets Risk	■ Extension Risk ■ Political, Legislative or Regulatory Risk ■ Taxability Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Municipal Bond Fund: The Fund seeks to achieve its objective to provide the level of current income consistent with preservation of capital and that is not subject to Federal income tax by investing primarily in a diversified portfolio of investment grade municipal bonds. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, “municipal bonds” means obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is excludable from gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer’s obligations is excludable. A portion of such interest may be a Tax Preference Item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The Fund’s investments may have various types of interest rate payment and reset terms, including fixed-rate, floating-rate and auction-rate features.

The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. The Fund may invest in PABs, which are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages, student loan bonds that finance pools of student loans, bonds that finance charter schools and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest an unlimited amount of its total assets in PABs, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

The Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

■	U.S. government securities

■	obligations of U.S. banks and certain savings and loan associations

■

U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality

■	any of the foregoing obligations subject to repurchase agreements

■	credit default swaps on the debt of financial entities that insure municipal bonds

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve its objective.

The Fund may from time to time utilize futures contracts, credit default swaps and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and certain derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to Federal income tax.

Prospectus	37

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund’s assets, including any one or more of the following:

■	shorten the average maturity of the Fund’s investments

■	hold taxable obligations, subject to the limitations stated above

■	emphasize debt securities which WRIMCO believes are of a higher quality than those the Fund would ordinarily hold

■	invest in higher coupon pre-refunded bonds

■	hold cash

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Municipal Bond Fund is subject to various risks, including the following:

■ Alternative Minimum Tax Risk ■ Credit Risk ■ Interest Rate Risk ■ Management Risk ■ Market Risk	■ Political, Legislative or Regulatory Risk ■ Reinvestment Risk ■ Sector Risk ■ Taxability Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Municipal Bond Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk

■	Extension Risk

■	Liquidity Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Municipal High Income Fund: The Fund seeks to achieve its objective to provide a high level of current income that is not subject to Federal income tax by investing in medium- and lower-quality municipal bonds that typically provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

The Fund and WRIMCO rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for Federal income tax purposes. A significant portion, up to 40%, of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, WRIMCO does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The main type of municipal bond in which the Fund invests are revenue bonds. The Fund’s investments may have various types of interest rate payment and reset terms, including fixed-rate, floating-rate and auction-rate features.

Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.

During normal circumstances, the Fund invests:

■	substantially in municipal bonds with remaining maturities of 10 to 30 years

■	at least 80% of its net assets in municipal bonds

■

at least 65% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality

The Fund may invest an unlimited amount of its total assets in PABs, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

At times when yield spreads are narrow and WRIMCO believes that the higher yields do not justify the increased risk and/or when, in the opinion of WRIMCO, there is a lack of medium- and lower-quality securities in which to invest, the Fund may invest in higher-quality municipal bonds, and may invest less than 65% of its total assets in medium- and lower-quality municipal bonds.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the

38	Prospectus

insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.

During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

■	U.S. government securities

■	obligations of U.S. banks and certain savings and loan associations

■

U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality

■	any of the foregoing obligations subject to repurchase agreements

■	credit default swaps on the debt of financial entities that insure municipal bonds

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and certain derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to Federal income tax.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest in shorter-duration bonds which WRIMCO believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to Federal income tax. The Fund may also hold cash. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Municipal High Income Fund is subject to various risks, including the following:

■ Alternative Minimum Tax Risk ■ Credit Risk ■ Interest Rate Risk ■ Liquidity Risk ■ Low-Rated Securities Risk ■ Management Risk	■ Market Risk ■ Political, Legislative or Regulatory Risk ■ Reinvestment Risk ■ Sector Risk ■ Taxability Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Municipal High Income Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk

■	Extension Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Cash Management: The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

■	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)

■	bank obligations and instruments secured by bank obligations, such as letters of credit

■	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs

■	corporate debt obligations, including floating rate securities and variable rate master demand notes

■	foreign obligations and instruments

■	municipal obligations

■	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Prospectus	39

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may shorten the average maturity of the Fund’s investments and/or hold cash.

Principal Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

■ Amortized Cost Risk ■ Company Risk ■ Credit Risk ■ Interest Rate Risk	■ Management Risk ■ Market Risk ■ Money Market Fund Regulatory Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Cash Management may be subject to other, non-principal risks, including the following:

■	Foreign Exposure Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO’s skill in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). Certain types of each Fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target of the securities in a Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Fund must distribute, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Fund’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the Fund’s investment objective(s), strategies and policies.

You will find more information in the SAI about each Fund’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of each Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings for each Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is posted at www.waddell.com five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

40	Prospectus

Defining Risks

Alternative Minimum Tax Risk — Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund each may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

Amortized Cost Risk — In the event that the Board determines that the extent of the deviation between Waddell & Reed Advisors Cash Management’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Fund may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, a Fund may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of a Fund’s securities could affect the Fund’s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Fund (other than Waddell & Reed Advisors Cash Management) may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price generally on or before a specific date. A swap is an agreement involving the exchange by a Fund (other than Waddell & Reed Advisors Cash Management) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Fund (other than Waddell & Reed Advisors Cash Management) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts. Swap instruments may shift a Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Prospectus	41

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract. WRIMCO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity security) and swaps (e.g., derivatives based on a broad-based index, currency, or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — Rising interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

42	Prospectus

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Funds (other than Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund) may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are

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subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. As a result, valuing a loan can be more difficult, and buying and selling a loan at an acceptable price can be more difficult or delayed, than other investments. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — WRIMCO applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). Securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Fund.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

44	Prospectus

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Funds.

Currently, the amount of fixed income securities held across all mutual funds is near historic highs, while the ability or willingness of broker-dealer firms and other institutional investors to absorb all of the fixed income securities held by funds is unclear. If investors move out of fixed income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Money Market Fund Regulatory Risk — As a money market fund, Waddell & Reed Advisors Cash Management is subject to the specific rules governing money market funds as well as otherwise subject to regulation by the SEC. Government agencies, including the SEC in particular, continue to evaluate the rules governing money market funds. It is possible that changes to the rules governing money market funds could significantly affect the money market fund industry generally and, therefore, the operation or performance of the Fund.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and a Fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage backed-securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

Political, Legislative or Regulatory Risk — The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest or repay principal on their obligations or to issue new municipal obligations. In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the Federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Fund could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Fund.

Reinvestment Risk — Income from a Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

Sector Risk — At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth.

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In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Taxability Risk — A Fund purchasing municipal securities relies on the opinion of each issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal income tax. A tax opinion is generally provided at the time a municipal security is initially issued. However, after a Fund buys a security issued as paying tax-exempt interest, the IRS may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to Federal income tax.

U.S. Government Securities Risk — Securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

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The Management of the Funds

INVESTMENT ADVISER

Each of the funds within Waddell & Reed Advisors Funds (Trust), Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios is managed by WRIMCO, subject to the authority of each fund’s Board of Trustees. WRIMCO provides investment advice to these funds and supervises each fund’s investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each fund. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI. The management fee, accrued daily, is payable by a Fund at the annual rates of:

■	Waddell & Reed Advisors Cash Management: 0.40% of net assets.

■

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

■	Waddell & Reed Advisors Bond Fund: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

■

Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

■

Waddell & Reed Advisors Global Bond Fund and Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

■

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

■

Waddell & Reed Advisors Bond Fund (prior to October 8, 2007), Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

■

Waddell & Reed Advisors Global Bond Fund: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

■

Waddell & Reed Advisors High Income Fund: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Net management fees (including any waivers) for the following Funds as a percent of the Fund’s average net assets for the fiscal year ended September 30, 2013, were:

Fund	Net Management Fees Paid
Waddell & Reed Advisors Bond Fund	0.46%
Waddell & Reed Advisors Cash Management	0.19%
Waddell & Reed Advisors Global Bond Fund	0.59%
Waddell & Reed Advisors Government Securities Fund	0.46%
Waddell & Reed Advisors High Income Fund	0.56%
Waddell & Reed Advisors Municipal Bond Fund	0.49%
Waddell & Reed Advisors Municipal High Income Fund	0.49%

In light of current market conditions, WRIMCO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Waddell & Reed Advisors Cash Management to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Waddell & Reed Advisors Cash Management will maintain such a yield. WRIMCO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

A discussion regarding the basis for the approval by the Board of the renewal of each Fund’s Investment Management Agreement with WRIMCO for the period October 1, 2013 through September 30, 2014 is available in the Fund’s Annual Report to Shareholders dated September 30, 2013.

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PORTFOLIO MANAGEMENT

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: Mark Otterstrom is primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. He has held his responsibilities for both Funds since August 2008. Mr. Otterstrom is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Global Bond Fund: Mark G. Beischel is primarily responsible for the day-to-day management of Waddell & Reed Advisors Global Bond Fund. Mr. Beischel has held his Fund responsibilities since January 2002. He is Senior Vice President of WRIMCO and IICO and Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Beischel has served as Global Director of Fixed Income of WRIMCO and IICO since June 2011. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Waddell & Reed Advisors High Income Fund: William M. Nelson is primarily responsible for the day-to-day management of Waddell & Reed Advisors High Income Fund. He has held his Fund responsibilities since April 2008. Mr. Nelson is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

Waddell & Reed Advisors Municipal Bond Fund: Bryan J. Bailey is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. Mr. Bailey has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal High Income Fund: Michael J. Walls is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal High Income Fund. He has held his Fund responsibilities since August 2008. Mr. Walls is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He has served as a portfolio manager with IICO since March 2007, and has been an employee of WRIMCO since March 1999, joining the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr. Walls holds a Certificate of General Insurance.

Waddell & Reed Advisors Cash Management: Mira Stevovich is primarily responsible for the day-to-day management of Waddell & Reed Advisors Cash Management. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO and IICO, Vice President and Assistant Treasurer of the Trust and Vice President and Assistant Treasurer of other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Women’s College, and holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

48	Prospectus

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for less than five years). Class C shares are not available for investments of $1 million or more. Class Y shares are described below. Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C2
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge[3]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	N/A	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

[1]	The Funds’ Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

[2]	Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment.

[3]	A 1% CDSC is only imposed on Class A shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares except that Waddell & Reed Advisors Cash Management Class A shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. For each of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund, the Board has limited payments under the Fund’s Plan to 0.237%, 0.232%, 0.237%, and 0.247%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them (other than Waddell & Reed Advisors Cash Management Class A shares), based on the amount of your investment, according to the tables below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Prospectus	49

Calculation of Sales Charges on Class A Shares

Bond Fund Global Bond Fund High Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund Municipal Bond Fund Municipal High Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

■

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios with the NAV of Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Funds’ transfer agent, that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

■

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from

50	Prospectus

another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

■

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or, for Ivy Funds, Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA Plan), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by Waddell & Reed, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse’s Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

■

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

Prospectus	51

■

Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■

Shareholders/participants reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution

■

Shareholders (other than shareholders whose shares are held in an omnibus account) reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, an IRA, a Keogh plan or a trust or custodial account under Sections 457(b) or 403(b)(7) of the Code

■	Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

■	Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records

■

Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets

■	Shareholders investing through certain investment advisers and broker-dealers in brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

■

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify the policies above at any time.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

■

Exchange of Class A shares of any fund within Waddell & Reed Advisors Funds or shares of any fund within InvestEd Portfolios and, for clients of Waddell & Reed or Legend Equities Corporation (Legend), Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

■

Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Fund’s receipt of your redemption request. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

■

Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A shares. Waddell & Reed paid 4.00% of the amount invested to third-party broker-dealers who sold Class B shares and pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

52	Prospectus

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges. Class B shares were not subject to an initial sales charge when you bought them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opened an account on February 15, 2013, then redeems all Class B shares on February 13, 2014, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

As noted earlier, Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with Waddell & Reed

■	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with Waddell & Reed

■

redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, an IRA, a Keogh plan or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code, as tax-free returns of excess contributions, or that otherwise result from

Prospectus	53

the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

■

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

■	for clients of non-affiliated third-party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by Waddell & Reed

■

redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $750

■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

■

for select Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class Y Shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

■	InvestEd Portfolios

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services

■	participants in Waddell & Reed Financial, Inc. Retirement Plans

The Funds reserve the right to modify or waive eligibility requirements at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and Waddell & Reed are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, Waddell & Reed may have agreements with financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed to such intermediaries based on a percentage of assets, sales and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the

54	Prospectus

intermediary, and may be required by the intermediary in order for funds within Waddell & Reed Advisors Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates, or the Funds, for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the funds within Waddell & Reed Advisors Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the funds within Waddell & Reed Advisors Funds and Ivy Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed (“Service Affiliates”) also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend primarily the Funds. For more information about conflicts of interest, please see Potential Conflicts of Interest. Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds’ records in an omnibus account for a selling broker-dealer or other financial intermediary (“Financial Intermediary”) or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds’ distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed

Prospectus	55

financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary’s selling agreement, which may be terminated without notice to you.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A, CLASS B AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of Waddell & Reed), subject to certain waivers. Please contact your tax advisor for further information.

■

Individual Retirement Accounts (IRAs) allow eligible individuals under age 70 1/2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For taxable years beginning in 2014, the Annual Dollar Limit is $5,500, which amount may be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

■	IRA Rollovers allow assets deposited from eligible employer-sponsored retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.

■

Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse is also subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met. In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

■

Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

■

Savings Incentive Match Plans for Employees IRA (SIMPLE IRA Plans) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

■

Owner-only Keogh Plans allow self-employed individuals and their spouses, or partners of general partnerships and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $51,000 for a business’ taxable year that begins in 2013 and $52,000 for a business’ taxable year that begins in 2014.

■

Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $51,000 for a business’ taxable year that begins in 2013 and $52,000 for a business’ taxable year that begins in 2014. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution is made also may make a “catch-up” contribution up to $5,500.

■

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

56	Prospectus

■	Other Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

■

403(b) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

■

Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $14,000 in 2014 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund’s NAV:

■

The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors Global Bond Fund, which may invest a significant portion of their assets in foreign securities (and derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board.

Prospectus	57

Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Funds have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds may also be purchased through other non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through other non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

Waddell & Reed, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800.532.2749.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

Waddell & Reed Advisors Cash Management by same-day wire (SDW): You may purchase shares of Waddell & Reed Advisors Cash Management by same-day wire if: (1) the Fund receives your purchase in good order prior to 4:00 pm Eastern time (or such other time as the Fund may designate); and (2) the Fund receives payment by wire for your order prior to the close of the Federal Reserve wire transfer system. A

58	Prospectus

SDW arrangement is subject to approval by the Fund or Waddell & Reed, and the Fund and Waddell & Reed reserve the right to reject any SDW arrangement or discontinue offering SDW arrangements. If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day the Fund receives your order, your purchase order will be cancelled, and you could be liable for any losses or expenses incurred by the Fund or its transfer agent with respect to the cancelled transaction.

Purchases into your Pershing, LLC brokerage account: If you are a client of Waddell & Reed, Inc. and maintain a brokerage account through Pershing, LLC, you may purchase shares of the Fund by contacting your Waddell & Reed financial advisor. In addition, you may designate the Fund as the sweep investment for available cash balances in your brokerage account. Payments for purchases of the Fund in your Waddell & Reed brokerage account must be made payable to Pershing, LLC.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

■

If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

■

You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC), the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service. See Your Account — Distributions and Taxes — Taxes.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments1

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases.

For Class A and Class C:
To Open an Account	$750 (per Fund)
For certain exchanges	see below[2]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]	Minimum investment amounts will be waived for clients of Waddell & Reed owning their shares of the Fund in a brokerage account through Pershing, LLC

[2]

Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another Fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Prospectus	59

For Class A and Class C shares, if your account balance falls below $750 (per Fund) at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $750 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $750 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) and 457 plans) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform. For purposes of the fee assessment, your Fund account balance will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

The Funds’ Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges from Class B shares of another fund within Waddell & Reed Advisors Funds.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

■	the name on the account registration

■	the Fund’s name

■	the account number

■	the dollar amount or number, and the class, of shares to be redeemed

■	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class Y shares, submit a written request or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000 per Fund per day.

To sell Class A shares of Waddell & Reed Advisors Cash Management or Waddell & Reed Advisors Government Securities Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. A sale of Class A shares of Waddell & Reed Advisors Government Securities Fund may have tax consequences for you. See Your Account — Distributions and Taxes — Taxes.

To sell shares of Waddell & Reed Advisors Cash Management by same-day wire: You may redeem shares of Waddell & Reed Advisors Cash Management and receive payment of the redemption proceeds by same-day wire if: (1) this arrangement has been established for your account;

60	Prospectus

and (2) the Fund receives your redemption order in good order prior to 3:00 pm Eastern time (or such other time as the Fund may designate). An arrangement for same-day payment of redemption proceeds is subject to approval by the Fund or Waddell & Reed, and the Fund and Waddell & Reed reserve the right to reject any such arrangement or discontinue offering arrangements for same-day payment of redemption proceeds.

To sell shares in your Pershing, LLC brokerage account: If you are a client of Waddell & Reed, Inc. and own Fund shares in your brokerage account through Pershing, LLC, you may sell shares of the Fund by contacting your Waddell & Reed financial advisor.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

■

If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

■

If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

■

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC. In addition, Waddell & Reed Advisors Cash Management may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate Waddell & Reed Advisors Cash Management, as provided in the 1940 Act and the rules and regulations thereunder.

■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

■

If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

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A Fund may require a signature guarantee in certain situations such as:

■	a redemption request made by a corporation, partnership or fiduciary

■	a redemption request made by someone other than the owner of record

■	the check is made payable to someone other than the owner of record

■	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $750. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $750. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts that have a balance of less than $750 due to changes in the market.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be equal to or greater than $200 and received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed. You may do this only once each calendar year with Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy. Purchases within investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed if equal to or greater than $10 and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to cancel the CDSC attributable to the amount reinvested. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. Subject to the following paragraph, the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy. Purchases within investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall revert to the date the redeemed shares were originally purchased.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Funds’ shareholder servicing system, Waddell & Reed and WISC provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or Waddell & Reed’s automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

■	obtain information about your accounts

■	obtain price information about other funds within Waddell & Reed Advisors Funds

■	obtain any Fund’s current prospectus, SAI, annual report, or other information about any Fund

■	request duplicate statements

■	transact certain account activity, including exchange privileges and redemption of shares

62	Prospectus

At almost any time of the day or night, you may access your account information from a touch-tone phone through Waddell & Reed’s automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Waddell & Reed web site, www.waddell.com, is also available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

■

confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

■	quarter-to-date statements (quarterly)

■	year-to-date statements (after the end of the fourth calendar quarter)

■	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Individual Investors — Access Your Account” feature available via www.waddell.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another fund within Waddell & Reed Advisors Funds or Class A shares of Waddell & Reed Advisors Cash Management. Class A shares of any of the Funds may also be exchanged for shares of InvestEd Portfolios.

For clients of Waddell & Reed or Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within Ivy Funds. Shareholders of Class Y shares (other than the Portfolios within InvestEd Portfolios) may exchange their Class Y shares for Class I shares of funds within Ivy Funds.

Shares of Waddell & Reed Advisors Bond Fund that were acquired as a result of the merger of Ivy Bond Fund into Waddell & Reed Advisors Bond Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Bond Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund within Ivy Funds. They may not be exchanged for the shares of any other fund in Waddell & Reed Advisors Funds.

Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management for systematic exchanges into any other available class of a non-money market Fund. Please see the SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds may only be sold within the United States, the Commonwealth of Puerto Rico, Guam (Ivy Funds only) and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. See Your Account — Distributions and Taxes — Taxes. Before exchanging into a fund, read its prospectus.

Important Exchange Information

■

Except as otherwise noted, you must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class C shares of any of the other Funds).

■	Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

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How to Exchange

By mail: Send your written exchange request to WISC at the address listed under “Selling Shares.”

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, WISC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to exchange shares of the Funds.

Converting Shares

If you hold Class A shares and are eligible to purchase Class Y shares, as described above in the section entitled “Class Y shares,” you may be eligible to convert your Class A shares to Class Y shares of the same Fund. Please contact WISC directly for more information about Class Y eligibility and how to request a conversion.

A conversion between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Fund’s shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Waddell & Reed Advisors Municipal Bond Fund or Waddell & Reed Advisors Municipal High Income Fund, or that invests a significant portion of its assets in high-yield fixed-income securities, such as Waddell & Reed Advisors High Income Fund or Waddell & Reed Advisors Municipal High Income Fund.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Funds’ market timing policy.

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Funds’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

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As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by Waddell & Reed, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by Waddell & Reed as having engaged in Fund share transactions that violate a Fund’s market timing policy. Waddell & Reed’s procedures seek to monitor transactions in omnibus accounts so that Waddell & Reed may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, Waddell & Reed or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Prospectus	65

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly

The Funds’ Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Declared and paid monthly:

■	Waddell & Reed Advisors Bond Fund

■	Waddell & Reed Advisors Global Bond Fund

■	Waddell & Reed Advisors Municipal Bond Fund

Declared daily and paid monthly:

■	Waddell & Reed Advisors Cash Management

■	Waddell & Reed Advisors Government Securities Fund

■	Waddell & Reed Advisors High Income Fund

■	Waddell & Reed Advisors Municipal High Income Fund

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a Federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Shareholders who purchase shares of Waddell & Reed Advisors Cash Management by same-day wire will receive the dividends declared for the day of purchase. Shareholders who redeem shares of Waddell & Reed Advisors Cash Management on a particular day and receive their redemption proceeds by same-day wire will not receive the dividends declared for or after the day of the redemption.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you, except that distributions by Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund

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(each, a Municipal Fund) that are reported in writing to shareholders as “exempt-interest dividends” generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares; except that the part of those dividends attributable to “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) the Fund earned is taxed to individual and certain other non-corporate shareholders (each, an individual shareholder) who satisfy those restrictions the same as long-term capital gains. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the Federal alternative minimum tax.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual shareholder realizes generally is taxed at a maximum rate of 15% for married shareholders filing jointly with taxable income not exceeding $457,600 ($406,750 for single shareholders) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted annually for inflation).

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds (PABs) that you must treat as a Tax Preference Item; WRIMCO anticipates that, for the coming year, such interest will not account for more than 20% of the income dividends a Municipal Fund will pay to its shareholders (although up to 40% of those dividends may be deemed a Tax Preference Item). Your Municipal Fund will provide you with information after the end of each calendar year concerning the amount of its distributions that you must treat as a Tax Preference Item. Shareholders who may be subject to the AMT should consult with their tax advisor concerning investment in a Municipal Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisor before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

For individual taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares (other than shares of Waddell & Reed Advisors Cash Management) will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of a Municipal Fund’s shares, the entire gain will be taxable even though a portion of the gain may represent tax-exempt interest the Fund earned or accrued but had not yet been declared and paid out as a dividend. If the redemption is not made until after the record date for the distribution attributable to that interest, however, you may receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund within Waddell & Reed Advisors Funds, InvestEd Portfolios or Ivy Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within Waddell & Reed Advisors Funds, InvestEd Portfolios or Ivy Funds by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquire after December 31, 2011 (Covered Shares) and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Other. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund (if it distributes exempt-interest dividends during the shareholder’s taxable year) will not be deductible for Federal income tax purposes. Proposals may be introduced

Prospectus	67

before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. Each Fund must withhold 28% of all taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a foreign shareholder) generally are subject to a 30% (or lower treaty rate) Federal withholding tax. However, Fund distributions that are (1) made to a beneficial owner of its shares that certifies that it is a foreign shareholder, with certain exceptions, (2) attributable to the Fund’s “qualified net interest income” and/or “qualified short-term gain,” and (3) made only with respect to Fund taxable years that began before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently), are exempt from that withholding tax. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of that withholding tax.

State and local income taxes. As noted above, exempt-interest dividends a Municipal Fund pays may be subject to state and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a summary of some of the important income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

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Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Fund for the fiscal year ended September 30, 2013, is included in that Fund’s Annual Report to Shareholders, which is available upon request and without charge.

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WADDELL & REED ADVISORS BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$6.67	$0.15	$(0.32)	$(0.17)	$(0.17)	$—	$(0.17)
Year ended 9-30-2012	6.46	0.18	0.23	0.41	(0.20)	—	(0.20)
Year ended 9-30-2011	6.42	0.17	0.06	0.23	(0.19)	—	(0.19)
Year ended 9-30-2010	6.13	0.15	0.37	0.52	(0.23)	—	(0.23)
Year ended 9-30-2009	5.87	0.23	0.28	0.51	(0.25)	—	(0.25)
Class B Shares
Year ended 9-30-2013	6.66	0.07	(0.31)	(0.24)	(0.09)	—	(0.09)
Year ended 9-30-2012	6.45	0.10	0.23	0.33	(0.12)	—	(0.12)
Year ended 9-30-2011	6.42	0.10	0.05	0.15	(0.12)	—	(0.12)
Year ended 9-30-2010	6.13	0.07	0.38	0.45	(0.16)	—	(0.16)
Year ended 9-30-2009	5.87	0.17	0.28	0.45	(0.19)	—	(0.19)
Class C Shares
Year ended 9-30-2013	6.66	0.09	(0.31)	(0.22)	(0.11)	—	(0.11)
Year ended 9-30-2012	6.45	0.12	0.23	0.35	(0.14)	—	(0.14)
Year ended 9-30-2011	6.42	0.12	0.04	0.16	(0.13)	—	(0.13)
Year ended 9-30-2010	6.13	0.08	0.38	0.46	(0.17)	—	(0.17)
Year ended 9-30-2009	5.87	0.18	0.28	0.46	(0.20)	—	(0.20)
Class Y Shares
Year ended 9-30-2013	6.67	0.17	(0.31)	(0.14)	(0.19)	—	(0.19)
Year ended 9-30-2012	6.46	0.20	0.23	0.43	(0.22)	—	(0.22)
Year ended 9-30-2011	6.42	0.19	0.05	0.24	(0.20)	—	(0.20)
Year ended 9-30-2010	6.13	0.15	0.38	0.53	(0.24)	—	(0.24)
Year ended 9-30-2009	5.88	0.26	0.26	0.52	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

70	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$6.33	-2.48%	$1,365	0.94%	2.32%	0.95%	2.31%	28%
Year ended 9-30-2012	6.67	6.24	1,584	0.96	2.74	0.97	2.73	24
Year ended 9-30-2011	6.46	3.65	1,329	0.97	2.73	0.98	2.72	61
Year ended 9-30-2010	6.42	8.61	1,217	0.99	2.24	1.00	2.23	26
Year ended 9-30-2009	6.13	8.88	956	1.02	3.85	1.07	3.80	30
Class B Shares
Year ended 9-30-2013	6.33	-3.70	6	2.20	1.06	—	—	28
Year ended 9-30-2012	6.66	5.12	10	2.18	1.55	—	—	24
Year ended 9-30-2011	6.45	2.34	12	2.12	1.60	—	—	61
Year ended 9-30-2010	6.42	7.52	21	2.04	1.21	—	—	26
Year ended 9-30-2009	6.13	7.79	25	2.04	2.90	2.08	2.86	30
Class C Shares
Year ended 9-30-2013	6.33	-3.35	14	1.84	1.42	—	—	28
Year ended 9-30-2012	6.66	5.44	20	1.85	1.85	—	—	24
Year ended 9-30-2011	6.45	2.58	17	1.87	1.84	—	—	61
Year ended 9-30-2010	6.42	7.69	20	1.87	1.37	—	—	26
Year ended 9-30-2009	6.13	7.96	17	1.90	2.99	1.94	2.95	30
Class Y Shares
Year ended 9-30-2013	6.34	-2.19	15	0.65	2.59	—	—	28
Year ended 9-30-2012	6.67	6.73	35	0.66	3.07	—	—	24
Year ended 9-30-2011	6.46	3.94	57	0.68	3.00	—	—	61
Year ended 9-30-2010	6.42	8.94	4	0.69	2.57	—	—	26
Year ended 9-30-2009	6.13	9.06	19	0.69	4.18	0.73	4.14	30

Prospectus	71

WADDELL & REED ADVISORS CASH MANAGEMENT

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2013	$1.00	$0.00	$0.00	0.00	$—	*	$—		$—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Year ended 9-30-2009	1.00	0.01	0.00	0.01	(0.01)		—	*	(0.01)
Class B Shares(4)
Year ended 9-30-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Year ended 9-30-2009	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class C Shares(4)
Year ended 9-30-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Year ended 9-30-2009	1.00	0.00	0.00	0.00	—	*	—	*	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Class B and Class C are not available for direct investments.

72	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2013	$1.00	0.02%	$1,290	0.25%	0.02%	0.82%	-0.55%
Year ended 9-30-2012	1.00	0.02	1,060	0.32	0.02	0.83	-0.49
Year ended 9-30-2011	1.00	0.02	1,097	0.34	0.02	0.79	-0.43
Year ended 9-30-2010	1.00	0.14	1,221	0.62	0.10	0.77	-0.05
Year ended 9-30-2009	1.00	1.16	1,234	0.73	1.16	—	—
Class B Shares(4)
Year ended 9-30-2013	1.00	0.02	2	0.26	0.02	1.33	-1.05
Year ended 9-30-2012	1.00	0.02	2	0.31	0.02	1.98	-1.65
Year ended 9-30-2011	1.00	0.02	4	0.34	0.02	1.81	-1.45
Year ended 9-30-2010	1.00	0.09	7	0.70	0.07	1.72	-0.95
Year ended 9-30-2009	1.00	0.38	14	1.53	0.39	1.68	0.24
Class C Shares(4)
Year ended 9-30-2013	1.00	0.02	8	0.24	0.02	1.63	-1.37
Year ended 9-30-2012	1.00	0.02	5	0.31	0.02	1.65	-1.32
Year ended 9-30-2011	1.00	0.02	9	0.34	0.02	1.67	-1.31
Year ended 9-30-2010	1.00	0.09	10	0.68	0.06	1.65	-0.91
Year ended 9-30-2009	1.00	0.40	15	1.49	0.41	1.64	0.26

Prospectus	73

WADDELL & REED ADVISORS GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$4.01	$0.16	$(0.10)	$0.06	$(0.17)	$(0.02)	$(0.19)
Year ended 9-30-2012	3.88	0.17	0.13	0.30	(0.17)	—	(0.17)
Year ended 9-30-2011	4.05	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)
Year ended 9-30-2010	3.82	0.16	0.15	0.31	(0.08)	—	(0.08)
Year ended 9-30-2009	3.70	0.17	0.17	0.34	(0.22)	—	(0.22)
Class B Shares
Year ended 9-30-2013	4.01	0.11	(0.10)	0.01	(0.12)	(0.02)	(0.14)
Year ended 9-30-2012	3.88	0.12	0.13	0.25	(0.12)	—	(0.12)
Year ended 9-30-2011	4.05	0.11	(0.18)	(0.07)	(0.10)	—	(0.10)
Year ended 9-30-2010	3.82	0.12	0.15	0.27	(0.04)	—	(0.04)
Year ended 9-30-2009	3.69	0.13	0.18	0.31	(0.18)	—	(0.18)
Class C Shares
Year ended 9-30-2013	4.01	0.13	(0.10)	0.03	(0.13)	(0.03)	(0.16)
Year ended 9-30-2012	3.88	0.13	0.13	0.26	(0.13)	—	(0.13)
Year ended 9-30-2011	4.05	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)
Year ended 9-30-2010	3.82	0.14	0.14	0.28	(0.05)	—	(0.05)
Year ended 9-30-2009	3.70	0.14	0.17	0.31	(0.19)	—	(0.19)
Class Y Shares
Year ended 9-30-2013	4.02	0.18	(0.12)	0.06	(0.18)	(0.02)	(0.20)
Year ended 9-30-2012	3.88	0.18	0.14	0.32	(0.18)	—	(0.18)
Year ended 9-30-2011	4.06	0.17	(0.19)	(0.02)	(0.16)	—	(0.16)
Year ended 9-30-2010	3.83	0.17	0.16	0.33	(0.10)	—	(0.10)
Year ended 9-30-2009	3.70	0.18	0.18	0.36	(0.23)	—	(0.23)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

74	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$3.88	1.48%	$796	1.19%	4.04%	1.21%	4.02%	21%
Year ended 9-30-2012	4.01	7.78	794	1.21	4.23	1.23	4.21	27
Year ended 9-30-2011	3.88	-0.72	778	1.18	3.93	1.20	3.91	30
Year ended 9-30-2010	4.05	8.24	762	1.19	4.09	1.21	4.07	28
Year ended 9-30-2009	3.82	9.77	611	1.26	4.50	1.29	4.47	45
Class B Shares
Year ended 9-30-2013	3.88	0.26	4	2.42	2.82	2.44	2.80	21
Year ended 9-30-2012	4.01	6.51	6	2.37	3.07	2.39	3.05	27
Year ended 9-30-2011	3.88	-1.77	8	2.26	2.84	2.28	2.82	30
Year ended 9-30-2010	4.05	7.21	13	2.16	3.13	2.18	3.11	28
Year ended 9-30-2009	3.82	9.03	14	2.25	3.51	2.28	3.48	45
Class C Shares
Year ended 9-30-2013	3.88	0.62	12	2.00	3.22	2.02	3.20	21
Year ended 9-30-2012	4.01	6.89	14	2.03	3.40	2.05	3.38	27
Year ended 9-30-2011	3.88	-1.52	16	2.02	3.10	2.04	3.08	30
Year ended 9-30-2010	4.05	7.37	19	2.01	3.57	2.03	3.55	28
Year ended 9-30-2009	3.82	8.88	15	2.10	3.67	2.13	3.64	45
Class Y Shares
Year ended 9-30-2013	3.88	1.86	38	0.80	4.42	0.82	4.40	21
Year ended 9-30-2012	4.02	8.22	41	0.81	4.61	0.83	4.59	27
Year ended 9-30-2011	3.88	-0.59	45	0.81	4.31	0.83	4.29	30
Year ended 9-30-2010	4.06	8.63	3	0.82	4.19	0.84	4.17	28
Year ended 9-30-2009	3.83	10.51	21	0.84	4.92	0.87	4.89	45

Prospectus	75

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$5.85	$0.07	$(0.29)	$(0.22)	$(0.09)	$(0.03)	$(0.12)
Year ended 9-30-2012	5.89	0.10	0.03	0.13	(0.12)	(0.05)	(0.17)
Year ended 9-30-2011	5.90	0.14	0.07	0.21	(0.15)	(0.07)	(0.22)
Year ended 9-30-2010	5.68	0.18	0.22	0.40	(0.18)	—	(0.18)
Year ended 9-30-2009	5.52	0.17	0.16	0.33	(0.17)	—	(0.17)
Class B Shares
Year ended 9-30-2013	5.85	0.01	(0.29)	(0.28)	(0.03)	(0.03)	(0.06)
Year ended 9-30-2012	5.89	0.03	0.03	0.06	(0.05)	(0.05)	(0.10)
Year ended 9-30-2011	5.90	0.08	0.07	0.15	(0.09)	(0.07)	(0.16)
Year ended 9-30-2010	5.68	0.12	0.22	0.34	(0.12)	—	(0.12)
Year ended 9-30-2009	5.52	0.12	0.16	0.28	(0.12)	—	(0.12)
Class C Shares
Year ended 9-30-2013	5.85	0.03	(0.29)	(0.26)	(0.05)	(0.03)	(0.08)
Year ended 9-30-2012	5.89	0.05	0.03	0.08	(0.07)	(0.05)	(0.12)
Year ended 9-30-2011	5.90	0.09	0.07	0.16	(0.10)	(0.07)	(0.17)
Year ended 9-30-2010	5.68	0.13	0.22	0.35	(0.13)	—	(0.13)
Year ended 9-30-2009	5.52	0.12	0.16	0.28	(0.12)	—	(0.12)
Class Y Shares
Year ended 9-30-2013	5.85	0.09	(0.29)	(0.20)	(0.11)	(0.03)	(0.14)
Year ended 9-30-2012	5.89	0.11	0.03	0.14	(0.13)	(0.05)	(0.18)
Year ended 9-30-2011	5.90	0.14	0.09	0.23	(0.17)	(0.07)	(0.24)
Year ended 9-30-2010	5.68	0.19	0.22	0.41	(0.19)	—	(0.19)
Year ended 9-30-2009	5.52	0.19	0.16	0.35	(0.19)	—	(0.19)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

76	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$5.51	-3.80%	$336	1.00%	1.31%	1.06%	1.25%	26%
Year ended 9-30-2012	5.85	2.20	456	0.99	1.65	1.05	1.59	37
Year ended 9-30-2011	5.89	3.84	415	1.01	2.44	1.07	2.38	77
Year ended 9-30-2010	5.90	7.03	402	1.00	2.95	1.06	2.89	60
Year ended 9-30-2009	5.68	6.05	375	1.01	3.04	1.06	2.99	48
Class B Shares
Year ended 9-30-2013	5.51	-4.88	2	2.13	0.18	2.17	0.14	26
Year ended 9-30-2012	5.85	1.06	4	2.13	0.53	2.17	0.49	37
Year ended 9-30-2011	5.89	2.69	5	2.10	1.34	2.14	1.30	77
Year ended 9-30-2010	5.90	6.02	8	1.95	2.03	1.99	1.99	60
Year ended 9-30-2009	5.68	5.08	13	1.92	2.12	1.96	2.08	48
Class C Shares
Year ended 9-30-2013	5.51	-4.56	7	1.79	0.52	1.83	0.48	26
Year ended 9-30-2012	5.85	1.37	11	1.81	0.83	1.85	0.79	37
Year ended 9-30-2011	5.89	2.97	10	1.84	1.60	1.88	1.56	77
Year ended 9-30-2010	5.90	6.18	13	1.81	2.18	1.85	2.14	60
Year ended 9-30-2009	5.68	5.19	13	1.81	2.24	1.85	2.20	48
Class Y Shares
Year ended 9-30-2013	5.51	-3.50	2	0.69	1.63	0.73	1.59	26
Year ended 9-30-2012	5.85	2.53	19	0.68	1.97	0.72	1.93	37
Year ended 9-30-2011	5.89	4.17	28	0.69	2.67	0.73	2.63	77
Year ended 9-30-2010	5.90	7.37	3	0.70	3.30	0.74	3.26	60
Year ended 9-30-2009	5.68	6.36	41	0.70	3.39	0.74	3.35	48

Prospectus	77

WADDELL & REED ADVISORS HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$7.43	$0.56	$0.24	$0.80	$(0.57)	$—	$(0.57)
Year ended 9-30-2012	6.61	0.56	0.83	1.39	(0.57)	—	(0.57)
Year ended 9-30-2011	6.92	0.55	(0.31)	0.24	(0.55)	—	(0.55)
Year ended 9-30-2010	6.56	0.55	0.36	0.91	(0.55)	—	(0.55)
Year ended 9-30-2009	6.31	0.50	0.25	0.75	(0.50)	—	(0.50)
Class B Shares
Year ended 9-30-2013	7.43	0.48	0.23	0.71	(0.48)	—	(0.48)
Year ended 9-30-2012	6.61	0.49	0.82	1.31	(0.49)	—	(0.49)
Year ended 9-30-2011	6.92	0.47	(0.31)	0.16	(0.47)	—	(0.47)
Year ended 9-30-2010	6.56	0.48	0.36	0.84	(0.48)	—	(0.48)
Year ended 9-30-2009	6.30	0.43	0.26	0.69	(0.43)	—	(0.43)
Class C Shares
Year ended 9-30-2013	7.43	0.50	0.24	0.74	(0.51)	—	(0.51)
Year ended 9-30-2012	6.61	0.51	0.83	1.34	(0.52)	—	(0.52)
Year ended 9-30-2011	6.92	0.49	(0.31)	0.18	(0.49)	—	(0.49)
Year ended 9-30-2010	6.56	0.50	0.36	0.86	(0.50)	—	(0.50)
Year ended 9-30-2009	6.30	0.45	0.25	0.70	(0.44)	—	(0.44)
Class Y Shares
Year ended 9-30-2013	7.43	0.58	0.24	0.82	(0.59)	—	(0.59)
Year ended 9-30-2012	6.61	0.59	0.82	1.41	(0.59)	—	(0.59)
Year ended 9-30-2011	6.92	0.57	(0.31)	0.26	(0.57)	—	(0.57)
Year ended 9-30-2010	6.56	0.57	0.36	0.93	(0.57)	—	(0.57)
Year ended 9-30-2009	6.31	0.52	0.25	0.77	(0.52)	—	(0.52)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

78	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$7.66	11.01%	$1,782	1.03%	7.39%	1.04%	7.38%	92%
Year ended 9-30-2012	7.43	21.79	1,566	1.07	7.97	1.09	7.95	81
Year ended 9-30-2011	6.61	3.22	1,232	1.08	7.74	1.10	7.72	98
Year ended 9-30-2010	6.92	14.46	1,222	1.09	8.20	1.11	8.18	97
Year ended 9-30-2009	6.56	13.49	1,069	1.17	8.71	1.20	8.68	67
Class B Shares
Year ended 9-30-2013	7.66	9.78	11	2.14	6.31	2.15	6.30	92
Year ended 9-30-2012	7.43	20.45	14	2.19	6.90	2.21	6.88	81
Year ended 9-30-2011	6.61	2.11	15	2.15	6.65	2.17	6.63	98
Year ended 9-30-2010	6.92	13.28	21	2.14	7.15	2.16	7.13	97
Year ended 9-30-2009	6.56	12.40	24	2.26	7.66	2.29	7.63	67
Class C Shares
Year ended 9-30-2013	7.66	10.15	47	1.80	6.60	1.81	6.59	92
Year ended 9-30-2012	7.43	20.83	38	1.87	7.16	1.89	7.14	81
Year ended 9-30-2011	6.61	2.38	28	1.89	6.92	1.91	6.90	98
Year ended 9-30-2010	6.92	13.53	29	1.91	7.39	1.93	7.37	97
Year ended 9-30-2009	6.56	12.64	27	2.03	7.75	2.06	7.72	67
Class Y Shares
Year ended 9-30-2013	7.66	11.33	285	0.75	7.66	0.76	7.65	92
Year ended 9-30-2012	7.43	22.16	214	0.77	8.27	0.79	8.25	81
Year ended 9-30-2011	6.61	3.53	127	0.77	8.04	0.79	8.02	98
Year ended 9-30-2010	6.92	14.82	110	0.78	8.51	0.80	8.49	97
Year ended 9-30-2009	6.56	13.93	81	0.80	9.00	0.83	8.97	67

Prospectus	79

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$7.74	$0.24	$(0.45)	$(0.21)	$(0.23)	$—	$(0.23)
Year ended 9-30-2012	7.36	0.28	0.38	0.66	(0.28)	—	(0.28)
Year ended 9-30-2011	7.42	0.30	(0.06)	0.24	(0.30)	—	(0.30)
Year ended 9-30-2010	7.27	0.30	0.15	0.45	(0.30)	—	(0.30)
Year ended 9-30-2009	6.63	0.29	0.63	0.92	(0.28)	—	(0.28)
Class B Shares
Year ended 9-30-2013	7.72	0.16	(0.44)	(0.28)	(0.15)	—	(0.15)
Year ended 9-30-2012	7.35	0.20	0.37	0.57	(0.20)	—	(0.20)
Year ended 9-30-2011	7.41	0.23	(0.06)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.23	0.15	0.38	(0.23)	—	(0.23)
Year ended 9-30-2009	6.62	0.22	0.64	0.86	(0.22)	—	(0.22)
Class C Shares
Year ended 9-30-2013	7.73	0.17	(0.44)	(0.27)	(0.17)	—	(0.17)
Year ended 9-30-2012	7.35	0.21	0.38	0.59	(0.21)	—	(0.21)
Year ended 9-30-2011	7.41	0.24	(0.07)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.24	0.15	0.39	(0.24)	—	(0.24)
Year ended 9-30-2009	6.62	0.23	0.63	0.86	(0.22)	—	(0.22)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

80	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$7.30	-2.69%	$860	0.86%	3.09%	0.89%	3.06%	9%
Year ended 9-30-2012	7.74	8.95	942	0.86	3.62	0.90	3.58	7
Year ended 9-30-2011	7.36	3.40	774	0.87	4.22	0.91	4.18	5
Year ended 9-30-2010	7.42	6.45	741	0.87	4.15	0.91	4.11	13
Year ended 9-30-2009	7.27	14.31	618	0.90	4.26	0.95	4.21	24
Class B Shares
Year ended 9-30-2013	7.29	-3.67	1	1.88	2.07	1.90	2.05	9
Year ended 9-30-2012	7.72	7.86	1	1.85	2.66	1.87	2.64	7
Year ended 9-30-2011	7.35	2.41	2	1.84	3.25	1.87	3.22	5
Year ended 9-30-2010	7.41	5.44	2	1.82	3.21	1.85	3.18	13
Year ended 9-30-2009	7.26	13.28	3	1.87	3.29	1.91	3.25	24
Class C Shares
Year ended 9-30-2013	7.29	-3.50	18	1.70	2.24	1.72	2.22	9
Year ended 9-30-2012	7.73	7.99	22	1.73	2.73	1.75	2.71	7
Year ended 9-30-2011	7.35	2.50	13	1.75	3.34	1.78	3.31	5
Year ended 9-30-2010	7.41	5.54	14	1.73	3.28	1.76	3.25	13
Year ended 9-30-2009	7.26	13.34	9	1.79	3.37	1.83	3.33	24

Prospectus	81

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2013	$5.03	$0.23	$(0.36)	$(0.13)	$(0.23)	$—	$(0.23)
Year ended 9-30-2012	4.74	0.24	0.29	0.53	(0.24)	—	(0.24)
Year ended 9-30-2011	4.87	0.26	(0.12)	0.14	(0.27)	—	(0.27)
Year ended 9-30-2010	4.70	0.26	0.17	0.43	(0.26)	—	(0.26)
Year ended 9-30-2009	4.48	0.26	0.21	0.47	(0.25)	—	(0.25)
Class B Shares
Year ended 9-30-2013	5.03	0.18	(0.36)	(0.18)	(0.18)	—	(0.18)
Year ended 9-30-2012	4.74	0.20	0.29	0.49	(0.20)	—	(0.20)
Year ended 9-30-2011	4.87	0.22	(0.13)	0.09	(0.22)	—	(0.22)
Year ended 9-30-2010	4.70	0.22	0.17	0.39	(0.22)	—	(0.22)
Year ended 9-30-2009	4.48	0.22	0.21	0.43	(0.21)	—	(0.21)
Class C Shares
Year ended 9-30-2013	5.03	0.19	(0.36)	(0.17)	(0.19)	—	(0.19)
Year ended 9-30-2012	4.74	0.20	0.29	0.49	(0.20)	—	(0.20)
Year ended 9-30-2011	4.87	0.22	(0.12)	0.10	(0.23)	—	(0.23)
Year ended 9-30-2010	4.70	0.23	0.16	0.39	(0.22)	—	(0.22)
Year ended 9-30-2009	4.48	0.22	0.21	0.43	(0.21)	—	(0.21)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

82	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2013	$4.67	-2.80%	$693	0.89%	4.57%	0.91%	4.55%	19%
Year ended 9-30-2012	5.03	11.51	791	0.89	4.95	0.92	4.92	6
Year ended 9-30-2011	4.74	3.11	639	0.89	5.65	0.92	5.62	14
Year ended 9-30-2010	4.87	9.49	658	0.89	5.62	0.93	5.58	16
Year ended 9-30-2009	4.70	11.40	515	0.93	6.20	0.97	6.16	34
Class B Shares
Year ended 9-30-2013	4.67	-3.75	2	1.88	3.58	1.90	3.56	19
Year ended 9-30-2012	5.03	10.45	2	1.84	4.03	1.87	4.00	6
Year ended 9-30-2011	4.74	2.16	2	1.83	4.72	1.86	4.69	14
Year ended 9-30-2010	4.87	8.51	3	1.79	4.71	1.82	4.68	16
Year ended 9-30-2009	4.70	10.43	4	1.83	5.27	1.87	5.23	34
Class C Shares
Year ended 9-30-2013	4.67	-3.58	27	1.70	3.76	1.72	3.74	19
Year ended 9-30-2012	5.03	10.58	32	1.72	4.10	1.75	4.07	6
Year ended 9-30-2011	4.74	2.23	21	1.75	4.80	1.78	4.77	14
Year ended 9-30-2010	4.87	8.56	23	1.74	4.76	1.77	4.73	16
Year ended 9-30-2009	4.70	10.42	15	1.83	5.30	1.87	5.26	34

Prospectus	83

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table in this Prospectus regarding the Fund (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC). If such charges, if any, were reflected, the amounts shown in the “Hypothetical Expenses” column would be higher, and the amounts shown in the “Hypothetical Ending Investment” column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Bond Fund — Class A

Annual expense ratio			0.95%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$ 666.35	$ 9,806.71
2	9,806.71	490.33	10,297.04	95.05	10,203.88
3	10,203.88	510.19	10,714.07	98.89	10,617.14
4	10,617.14	530.85	11,147.99	102.90	11,047.13
5	11,047.13	552.35	11,599.49	107.07	11,494.54
6	11,494.54	574.72	12.069.27	111.40	11,960.07
7	11,960.07	598.00	12,558.07	115.92	12,444.45
8	12,444.45	622.22	13,066.67	120.61	12,948.45
9	12,948.45	647.42	13,595.88	125.5	13,472.87
10	13,472.87	673.64	14,146.51	130.58	14,018.52
Cumulative Total				$1,674.27

Waddell & Reed Advisors Bond Fund — Class B

Annual expense ratio			2.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 223.08	$10,280.00
2	10,280.00	514.00	10,794.00	229.32	10,567.84
3	10,567.84	528.39	11,096.23	234.74	10,863.73
4	10,863.73	543.18	11,406.92	242.34	11,167.92
5	11,167.92	558.39	11,726.32	249.13	11,480.62
6	11,480.62	574.03	12,054.65	256.10	11,802.08
7	11,802.08	590.10	12,392.18	263.28	12,132.54
8	12,132.54	606.62	12,739.16	270.65	12,472.25
Converts from Class B to Class A			Annual Expense Ratio: 0.95%
9	12,472.25	623.61	13,095.86	120.88	12,977.37
10	12,977.37	648.86	13,626.24	125.78	13,502.96
Cumulative Total				$2,216.30

84	Prospectus

Waddell & Reed Advisors Bond Fund — Class C

Annual expense ratio			1.84%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 186.90	$10,316.00
2	10,316.00	515.80	10,831.80	192.81	10,641.98
3	10,641.98	532.09	11,174.08	198.9	10,978.27
4	10,978.27	548.91	11,527.18	205.19	11,325.18
5	11,325.18	566.25	11,891.44	211.67	11,683.06
6	11,683.06	584.14	12,267.21	218.36	12,052.24
7	12,052.24	602.61	12,654.85	225.26	12,433.09
8	12,433.09	621.65	13,054.75	232.38	12,825.98
9	12,825.98	641.29	13,467.28	239.72	13,231.28
10	13,231.28	661.56	13,892.84	247.30	13,649.39
Cumulative Total				$2,158.49

Waddell & Reed Advisors Bond Fund — Class Y

Annual expense ratio			0.65%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 66.41	$10,435.00
2	10,435.00	521.75	10,956.75	69.30	10,888.92
3	10,888.92	544.44	11,433.36	72.31	11,362.59
4	11,362.59	568.12	11,930.72	75.49	11,856.86
5	11,856.86	592.84	12,449.70	78.74	12,372.63
6	12,372.63	618.63	12,991.26	82.17	12,910.84
7	12,910.84	645.54	13,556.38	85.74	13,472.46
8	13,472.46	673.62	14,146.09	89.47	14,058.52
9	14,058.52	702.92	14,761.44	93.36	14,670.06
10	14,670.06	733.50	15,403.56	97.42	15,308.21
Cumulative Total				$810.38

Waddell & Reed Advisors Global Bond Fund — Class A

Annual expense ratio			1.21%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 691.20	$ 9,782.20
2	9,782.20	489.11	10,271.31	120.60	10,152.95
3	10,152.95	507.64	10,660.60	125.17	10,537.75
4	10,537.75	526.88	11,064.63	129.92	10,937.13
5	10,937.13	546.85	11,483.98	134.84	11,351.64
6	11,351.64	567.58	11,919.23	139.95	11,781.87
7	11,781.87	589.09	12,370.96	145.26	12,228.40
8	12,228.40	611.42	12,839.82	150.76	12,691.86
9	12,691.86	634.59	13,326.45	156.48	13,172.88
10	13,172.88	658.64	13,831.53	162.41	13,672.13
Cumulative Total				$1,956.59

Prospectus	85

Waddell & Reed Advisors Global Bond Fund — Class B

Annual expense ratio			2.44%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 247.12	$10,256.00
2	10,256.00	512.80	10,768.80	253.44	10,518.55
3	10,518.55	525.92	11,044.48	259.93	10,787.82
4	10,787.82	539.39	11,327.22	266.59	11,063.99
5	11,063.99	553.19	11,617.19	273.41	11,347.23
6	11,347.23	567.36	11,914.59	280.41	11,637.72
7	11,637.72	581.88	12,219.61	287.59	11,935.65
8	11,935.65	596.78	12,532.43	294.95	12,241.20
Converts from Class B to Class A			Annual Expense Ratio: 1.21%
9	12,241.20	612.06	12,853.26	150.92
10	12,705.14	635.25	13,340.40	156.64
Cumulative Total				$2,471.00

Waddell & Reed Advisors Global Bond Fund — Class C

Annual expense ratio			2.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 205.00	$10,298.00
2	10,298.00	514.90	10,812.90	211.11	10,604.88
3	10,604.88	530.24	11,135.12	217.41	10,920.90
4	10,920.90	546.04	11,466.95	223.88	11,246.34
5	11,246.34	562.31	11,808.66	230.56	11,581.49
6	11,581.49	579.07	12,160.56	237.43	11,926.61
7	11,926.61	596.33	12,522.94	244.50	12,282.03
8	12,282.03	614.10	12,896.13	251.79	12,648.03
9	12,648.03	632.40	13,280.43	259.29	13,024.94
10	13,024.94	651.24	13,676.19	267.02	13,413.09
Cumulative Total				$2,347.99

Waddell & Reed Advisors Global Bond Fund — Class Y

Annual expense ratio			0.82%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 83.71	$10,418.00
2	10,418.00	520.90	10,938.90	87.21	10,853.47
3	10,853.47	542.67	11,396.14	90.85	11,307.14
4	11,307.14	565.35	11,872.50	94.65	11,779.78
5	11,779.78	588.98	12,368.77	98.61	12,272.18
6	12,272.18	613.60	12,885.79	102.73	12,785.15
7	12,785.15	639.25	13,424.41	107.02	13,319.57
8	13,319.57	665.97	13,985.55	111.50	13,876.33
9	13,876.33	693.81	14,570.15	116.16	14,456.36
10	14,456.36	722.81	15,179.18	121.01	15,060.64
Cumulative Total				$1,013.45

86	Prospectus

Waddell & Reed Advisors Government Securities Fund — Class A

Annual expense ratio			1.06%
Maximum front-end sales charge			4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$ 528.49	$ 9,952.25
2	9,952.25	497.61	10,449.86	107.57	10,344.37
3	10,344.37	517.21	10,861.59	111.81	10,751.94
4	10,751.94	537.59	11,289.53	116.21	11,175.56
5	11,175.56	558.77	11,734.34	120.79	11,615.88
6	11,615.88	580.79	12,196.68	125.55	12,073.55
7	12,073.55	603.67	12,677.22	130.50	12,549.24
8	12,549.24	627.46	13,176.71	135.64	13,043.69
9	13,043.69	652.18	13,695.87	140.98	13,557.61
10	13,557.61	677.88	14,235.49	146.54	14,091.78
Cumulative Total				$1,664.08

Waddell & Reed Advisors Government Securities Fund — Class B

Annual expense ratio			2.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 220.07	$10,283.00
2	10,283.00	514.15	10,797.15	226.29	10,574.00
3	10,574.00	528.70	11,102.70	232.70	10,873.25
4	10,873.25	543.66	11,416.91	239.28	11,180.96
5	11,180.96	559.04	11,740.01	246.06	11,497.38
6	11,497.38	574.86	12,072.25	253.02	11,822.76
7	11,822.76	591.13	12,413.90	260.18	12,157.34
8	12,157.34	607.86	12,765.21	267.54	12,501.40
Converts from Class B to Class A			Annual Expense Ratio: 1.06%
9	12,501.40	625.07	13,126.47	135.12	12,993.95
10	12,993.95	649.69	13,643.65	140.44	13,505.91
Cumulative Total				$2,220.70

Waddell & Reed Advisors Government Securities Fund — Class C

Annual expense ratio			1.83%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 185.90	$10,317.00
2	10,317.00	515.85	10,832.85	191.79	10,644.04
3	10,644.04	532.20	11,176.25	197.87	10,981.46
4	10,981.46	549.07	11,530.53	204.14	11,329.57
5	11,329.57	566.47	11,896.05	210.61	11,688.72
6	11,688.72	584.43	12,273.16	217.29	12,059.25
7	12,059.25	602.96	12,662.22	224.18	12,441.53
8	12,441.53	622.07	13,063.61	231.28	12,835.93
9	12,835.93	641.79	13,477.72	238.62	13,242.83
10	13,242.83	662.14	13,904.97	246.18	13,662.63
Cumulative Total				$2,147.86

Prospectus	87

Waddell & Reed Advisors Government Securities Fund — Class Y

Annual expense ratio			0.73%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 74.55	$10,427.00
2	10,427.00	521.35	10,948.35	77.74	10,872.23
3	10,872.23	543.61	11,415.84	81.06	11,336.47
4	11,336.47	566.82	11,903.30	84.52	11,820.54
5	11,820.54	591.02	12,411.57	88.13	12,325.28
6	12,325.28	616.26	12,941.54	91.89	12,851.57
7	12,851.57	642.57	13,494.15	95.81	13,400.33
8	13,400.33	670.01	14,070.35	99.91	13,972.52
9	13,972.52	698.62	14,671.15	104.17	14,569.15
10	14,569.15	728.45	15,297.61	108.62	15,191.25
Cumulative Total				$906.40

Waddell & Reed Advisors High Income Fund — Class A

Annual expense ratio			1.04%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 674.96	$ 9,798.23
2	9,798.23	489.91	10,288.14	103.91	10,186.23
3	10,186.23	509.31	10,695.55	108.03	10,589.61
4	10,589.61	529.48	11,119.09	112.31	11,008.96
5	11,008.96	550.44	11,559.41	116.76	11,444.91
6	11,444.91	572.24	12,017.16	121.38	11,898.13
7	11,898.13	594.90	12,493.04	126.19	12,369.30
8	12,369.30	618.46	12,987.76	131.18	12,859.12
9	12,859.12	642.95	13,502.08	136.38	13,368.34
10	13,368.34	668.41	14,036.76	141.78	13,897.73
Cumulative Total				$1,772.88

Waddell & Reed Advisors High Income Fund — Class B

Annual expense ratio			2.15%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 218.06	$10,285.00
2	10,285.00	514.25	10,799.25	224.27	10,578.12
3	10,578.12	528.90	11,107.02	230.67	10,879.59
4	10,879.59	543.98	11,423.57	237.24	11,189.66
5	11,189.66	559.48	11,749.15	244.00	11,508.57
6	11,508.57	575.42	12,084.00	250.96	11,836.56
7	11,836.56	591.82	12,428.39	258.11	12,173.90
8	12,173.90	608.69	12,782.60	265.46	12,520.86
Converts from Class B to Class A			Annual Expense Ratio: 1.04%
9	12,520.86	626.04	13,146.90	132.79	13,016.69
10	13,016.69	650.83	13,667.52	138.05	13,532.15
Cumulative Total				$2,199.61

88	Prospectus

Waddell & Reed Advisors High Income Fund — Class C

Annual expense ratio			1.81%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 183.88	$10,319.00
2	10,319.00	515.95	10,834.95	189.75	10,648.17
3	10,648.17	532.40	11,180.58	195.80	10,987.85
4	10,987.85	549.39	11,537.24	202.05	11,338.36
5	11,338.36	566.91	11,905.28	208.49	11,700.05
6	11,700.05	585.00	12,285.06	215.14	12,073.29
7	12,073.29	603.66	12,676.95	222.01	12,458.42
8	12,458.42	622.92	13,081.35	229.09	12,855.85
9	12,855.85	642.79	13,498.64	236.40	13,265.95
10	13,265.95	663.29	13,929.25	243.94	13,689.13
Cumulative Total				$2,126.55

Waddell & Reed Advisors High Income Fund — Class Y

Annual expense ratio			0.76%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 77.61	$10,424.00
2	10,424.00	521.20	10,945.20	80.90	10,865.97
3	10,865.97	543.29	11,409.27	84.33	11,326.69
4	11,326.69	566.33	11,893.02	87.90	11,806.94
5	11,806.94	590.34	12,397.29	91.63	12,307.56
6	12,307.56	615.37	12,922.93	95.52	12,829.40
7	12,829.40	641.47	13,470.87	99.57	13,373.36
8	13,373.36	668.66	14,042.03	103.79	13,940.39
9	13,940.39	697.02	14,637.41	108.19	14,531.47
10	14,531.47	726.57	15,258.04	112.78	15,147.60
Cumulative Total				$942.22

Waddell & Reed Advisors Municipal Bond Fund — Class A

Annual expense ratio			0.89%
Maximum front-end sales charge			4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$ 511.96	$9,968.53
2	9,968.53	498.42	10,466.95	90.54	10,378.23
3	10,378.23	518.91	10,897.15	94.26	10,804.78
4	10,804.78	540.23	11,345.02	98.13	11,248.86
5	11,248.86	562.44	11,811.30	102.17	11,711.18
6	11,711.18	585.55	12,296.74	106.37	12,192.51
7	12,192.51	609.62	12,802.14	110.74	12,693.63
8	12,693.63	634.68	13,328.31	115.29	13,215.34
9	13,215.34	660.76	13,876.10	120.03	13,758.49
10	13,758.49	687.92	14,446.41	124.96	14,323.96
Cumulative Total				$1,474.45

Prospectus	89

Waddell & Reed Advisors Municipal Bond Fund — Class B

Annual expense ratio			1.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 192.94	$10,310.00
2	10,310.00	515.50	10,825.50	198.92	10,629.61
3	10,629.61	531.48	11,161.09	205.09	10,959.12
4	10,959.12	547.95	11,507.08	211.45	11,298.86
5	11,298.86	564.94	11,863.80	218.00	11,649.12
6	11,649.12	582.45	12,231.58	224.76	12,010.24
7	12,010.24	600.51	12,610.76	231.73	12,382.56
8	12,382.56	619.12	13,001.69	238.91	12,766.42
Converts from Class B to Class A			Annual Expense Ratio: 0.89%
9	12,766.42	638.32	13,404.74	115.95	13,291.12
10	13,291.12	664.55	13,955.68	120.72	13,837.39
Cumulative Total				$1,958.47

Waddell & Reed Advisors Municipal Bond Fund — Class C

Annual expense ratio			1.72%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 174.82	$10,328.00
2	10,328.00	516.40	10,844.40	180.55	10,666.75
3	10,666.75	533.33	11,200.09	186.47	11,016.62
4	11,016.62	550.83	11,567.45	192.59	11,377.97
5	11,377.97	568.89	11,946.87	198.91	11,751.17
6	11,751.17	587.55	12,338.72	205.43	12,136.60
7	12,136.60	606.83	12,743.43	212.17	12,534.69
8	12,534.69	626.73	13,161.42	219.13	12,945.82
9	12,945.82	647.29	13,593.11	226.32	13,370.45
10	13,370.45	668.52	14,038.97	233.74	13,809.00
Cumulative Total				$2,030.13

Waddell & Reed Advisors Municipal High Income Fund — Class A

Annual expense ratio			0.91%
Maximum front-end sales charge			4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$ 513.91	$ 9,966.61
2	9,966.61	498.33	10,464.94	92.55	10,374.25
3	10,374.25	518.71	10,892.96	96.33	10,798.55
4	10,798.55	539.92	11,338.48	100.27	11,240.22
5	11,240.22	562.01	11,802.23	104.37	11,699.94
6	11,699.94	584.99	12,284.94	108.64	12,178.47
7	12,178.47	608.92	12,787.39	113.09	12,676.57
8	12,676.57	633.82	13,310.40	117.71	13,195.04
9	13,195.04	659.75	13,854.79	122.53	13,734.72
10	13,734.72	686.73	14,421.45	127.54	14,296.47
Cumulative Total				$1,496.94

90	Prospectus

Waddell & Reed Advisors Municipal High Income Fund — Class B

Annual expense ratio			1.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 192.94	$10,310.00
2	10,310.00	515.50	10,825.50	198.92	10,629.61
3	10,629.61	531.48	11,161.09	205.09	10,959.12
4	10,959.12	547.95	11,507.08	211.45	11,298.86
5	11,298.86	564.94	11,863.80	218.00	11,649.12
6	11,649.12	582.45	12,231.58	224.76	12,010.24
7	12,010.24	600.51	12,610.76	231.73	12,382.56
8	12,382.56	619.12	13,001.69	238.91	12,766.42
Converts from Class B to Class A			Annual Expense Ratio: 0.91%
9	12,766.42	638.32	13,404.74	118.55	13,288.57
10	13,288.57	664.42	13,953.00	123.39	13,832.07
Cumulative Total				$1,963.74

Waddell & Reed Advisors Municipal High Income Fund — Class C

Annual expense ratio			1.72%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 174.82	$10,328.00
2	10,328.00	516.40	10,844.40	180.55	10,666.75
3	10,666.75	533.33	11,200.09	186.47	11,016.62
4	11,016.62	550.83	11,567.45	192.59	11,377.97
5	11,377.97	568.89	11,946.87	198.91	11,751.17
6	11,751.17	587.55	12,338.72	205.43	12,136.60
7	12,136.60	606.83	12,743.43	212.17	12,534.69
8	12,534.69	626.73	13,161.42	219.13	12,945.82
9	12,945.82	647.29	13,593.11	226.32	13,370.45
10	13,370.45	668.52	14,038.97	233.74	13,809.00
Cumulative Total				$2,030.13

Waddell & Reed Advisors Cash Management — Class A

Annual expense ratio			0.82%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 83.71	$10,418.00
2	10,418.00	520.90	10,938.90	87.21	10,853.47
3	10,853.47	542.67	11,396.14	90.85	11,307.14
4	11,307.14	565.35	11,872.50	94.65	11,779.78
5	11,779.78	588.98	12,368.77	98.61	12,272.18
6	12,272.18	613.60	12,885.79	102.73	12,785.15
7	12,785.15	639.25	13,424.41	107.02	13,319.57
8	13,319.57	665.97	13,985.55	111.50	13,876.33
9	13,876.33	693.81	14,570.15	116.16	14,456.36
10	14,456.36	722.81	15,179.18	121.01	15,060.64
Cumulative Total				$1,013.45

Prospectus	91

Waddell & Reed Advisors Cash Management — Class B

Annual expense ratio			1.33%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 135.44	$10,367.00
2	10,367.00	518.35	10,885.35	140.41	10,747.46
3	10,747.46	537.37	11,284.84	145.56	11,141.90
4	11,141.90	557.09	11,698.99	150.90	11,550.80
5	11,550.80	577.54	12,128.34	156.44	11,974.72
6	11,974.72	598.73	12,573.45	162.18	12,414.19
7	12,414.19	620.70	13,034.90	168.13	12,869.79
8	12,869.79	643.48	13,513.28	174.30	13,342.11
Converts from Class B to Class A			Annual Expense Ratio: 0.82%
9	13,342.11	667.10	14,009.22	111.69	13,899.81
10	13,899.81	694.99	14,594.80	116.36	14,480.83
Cumulative Total				$1,461.41

Waddell & Reed Advisors Cash Management — Class C

Annual expense ratio			1.63%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 165.74	$10,337.00
2	10,337.00	516.85	10,853.85	171.33	10,685.35
3	10,685.35	534.26	11,219.62	177.10	11,045.45
4	11,045.45	552.27	11,597.72	183.07	11,417.68
5	11,417.68	570.88	11,988.56	189.24	11,802.46
6	11,802.46	590.12	12,392.58	195.62	12,200.20
7	12,200.20	610.01	12,810.21	202.21	12,611.35
8	12,611.35	630.56	13,241.91	209.02	13,036.35
9	13,036.35	651.81	13,688.17	216.07	13,475.67
10	13,475.67	673.78	14,149.46	223.35	13,929.80
Cumulative Total				$1,932.75

92	Prospectus

WADDELL & REED ADVISORS FUNDS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D. C. 20006-1600

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Prospectus	93

WADDELL & REED ADVISORS FUNDS

You can get more information about each Fund in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Funds (including each Fund’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

WRPROFX (01-14)

The SEC file number for Waddell & Reed Advisors Funds is: 811-09435

94	Prospectus

WADDELL & REED ADVISORS FUNDS

Ticker
WADDELL & REED ADVISORS EQUITY FUNDS	Class A	Class B	Class C	Class Y

Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX

Waddell & Reed Advisors Asset Strategy Fund	UNASX	WBASX	WCASX	WYASX

Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX

Waddell & Reed Advisors Core Investment Fund	UNCMX	UNIBX	WCCIX	UNIYX

Waddell & Reed Advisors Dividend Opportunities Fund	WDVAX	WDVBX	WDVCX	WDVYX

Waddell & Reed Advisors Energy Fund	WEGAX	WEGBX	WEGCX	WEGYX

Waddell & Reed Advisors International Growth Fund	UNCGX	WAIBX	WAICX	WAIYX

Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX

Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX

Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX

Waddell & Reed Advisors Tax-Managed Equity Fund	WTEAX	WBTMX	WCTMX

Waddell & Reed Advisors Value Fund	WVAAX	WVABX	WVACX	WVAYX

Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

WADDELL & REED ADVISORS FIXED INCOME AND MONEY MARKET FUNDS	Ticker
	Class A	Class B	Class C	Class Y

Waddell & Reed Advisors Bond Fund	UNBDX	WBABX	WCABX	WYABX

Waddell & Reed Advisors Cash Management	UNCXX	WCBXX	WCCXX

Waddell & Reed Advisors Global Bond Fund	UNHHX	WGBBX	WGBCX	WGBYX

Waddell & Reed Advisors Government Securities Fund	UNGVX	WGVBX	WGVCX	WGVYX

Waddell & Reed Advisors High Income Fund	UNHIX	WBHIX	WCHIX	WYHIX

Waddell & Reed Advisors Municipal Bond Fund	UNMBX	WBMBX	WCMBX

Waddell & Reed Advisors Municipal High Income Fund	UMUHX	WBMHX	WCMHX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

January 31, 2014

STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Funds (Trust) is an open-end management investment company that currently consists of 20 separate series (each, a Fund and collectively, the Funds), which are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus dated October 31, 2013 for the Waddell & Reed Advisors Equity Funds or the prospectus dated January 31, 2014 for the Waddell & Reed Advisors Fixed Income and Money Market Funds (collectively, the Prospectus), which may be obtained, without charge, upon request, from the Trust or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

This SAI incorporates by reference information that appears in the Funds’ Annual Reports, which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or Waddell & Reed at the address or telephone number above. Copies of the Annual and/or Semiannual Reports are also available at www.waddell.com.

FUND HISTORY

Waddell & Reed Advisors Funds was organized as a Delaware statutory trust on October 14, 2008. On January 30, 2009, each of the then-existing 21 series of the Trust became the successor to one of the 16 Maryland corporations, or to one of the series of one of these Maryland corporations, that comprised the Waddell & Reed Advisors Family of Funds, as set forth below:

Series	Formerly	Organized as a Maryland Corporation on
Waddell & Reed Advisors Accumulative Fund (Accumulative Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974
Waddell & Reed Advisors Asset Strategy Fund (Asset Strategy Fund)	Waddell & Reed Advisors Asset Strategy Fund, Inc.	August 25, 1994
Waddell & Reed Advisors Bond Fund (Bond Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974
Waddell & Reed Advisors Cash Management (Cash Management)	Waddell & Reed Advisors Cash Management, Inc.	February 13, 1979
Waddell & Reed Advisors Continental Income Fund (Continental Income Fund)	Waddell & Reed Advisors Continental Income Fund, Inc.	November 6, 1974
Waddell & Reed Advisors Core Investment Fund (Core Investment Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974
Waddell & Reed Advisors Dividend Opportunities Fund (Dividend Opportunities Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000 (fund added as a series June 27, 2003)
Waddell & Reed Advisors Energy Fund (Energy Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000 (fund added as a series August 24, 2005)
Waddell & Reed Advisors Global Bond Fund (Global Bond Fund)	Waddell & Reed Advisors Global Bond Fund, Inc.	May 8, 1986
Waddell & Reed Advisors Government Securities Fund (Government Securities Fund)	a series of Waddell & Reed Advisors Fixed Income Funds, Inc.	March 26, 1982
Waddell & Reed Advisors High Income Fund (High Income Fund)	Waddell & Reed Advisors High Income Fund, Inc.	January 11, 1979
Waddell & Reed Advisors International Growth Fund (International Growth Fund)	Waddell & Reed Advisors International Growth Fund, Inc.	November 6, 1974
Waddell & Reed Advisors Municipal Bond Fund (Municipal Bond Fund)	Waddell & Reed Advisors Municipal Bond Fund, Inc.	September 29, 1976
Waddell & Reed Advisors Municipal High Income Fund (Municipal High Income Fund)	Waddell & Reed Advisors Municipal High Income Fund, Inc.	September 9, 1985
Waddell & Reed Advisors New Concepts Fund (New Concepts Fund)	Waddell & Reed Advisors New Concepts Fund, Inc.	March 3, 1983
Waddell & Reed Advisors Retirement Shares (Retirement Shares)*	Waddell & Reed Advisors Retirement Shares, Inc.	May 8, 1989
Waddell & Reed Advisors Science and Technology Fund (Science and Technology Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974
Waddell & Reed Advisors Small Cap Fund (Small Cap Fund)	Waddell & Reed Advisors Small Cap Fund, Inc.	June 3, 1999

Series	Formerly	Organized as a Maryland Corporation on
Waddell & Reed Advisors Tax-Managed Equity Fund (Tax-Managed Equity Fund)	Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.	November 30, 1999
Waddell & Reed Advisors Value Fund (Value Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000
Waddell & Reed Advisors Vanguard Fund (Vanguard Fund)	Waddell & Reed Advisors Vanguard Fund, Inc.	February 15, 1974

*	Effective June 26, 2009, Retirement Shares merged into Continental Income Fund and no longer exists as a separate series of the Trust.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is an open-end, diversified management investment company and a series of the Trust.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies that the Funds’ investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so is in pursuit of a Fund’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Conditions

The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions having been particularly affected. It is uncertain how long these conditions will continue.

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of this support, failure of efforts in response to the crisis, and/or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. Changes in market conditions will not have the same impact on all types of securities.

In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

It is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Fund.

Cash Management

Cash Management may only invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Among the primary conditions under Rule 2a-7, investments, including repurchase agreements, are limited to those that are U.S. dollar-denominated and which WRIMCO, pursuant to guidelines established by the Board of Trustees of the Trust (Board), determines present minimal credit risks and that are rated in one of the two highest short-term rating categories by the required number of requisite nationally recognized statistical rating organizations (NRSRO(s)) or, if unrated, determined by WRIMCO to be of comparable quality to such securities pursuant to procedures established by, and under the general supervision and responsibility of the Board. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund’s total assets. Investments in securities rated in the second highest short-term rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 3% of the Fund’s total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to 0.5% of the Fund’s total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest short-term rating category by the requisite NRSRO(s) (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days; and must maintain a dollar-weighted average fund maturity that does not exceed 60 calendar days.

In November 2012, the Financial Stability Oversight Committee, a board of U.S. regulators established by the Dodd-Frank Act, proposed recommendations for money market fund reform. In June 2013, the Securities and Exchange Commission (SEC), proposed two alternative proposals for money market fund reform, the first of which would require a floating NAV for prime institutional money market funds and the second of which would allow the use of liquidity fees and redemption gates in times of stress. In addition, each alternative proposal includes additional diversification and disclosure measures. If the SEC adopts one or both of the proposals, it may have a significant impact on the operations and performance of Cash Management.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper rated in one of the two highest categories by the required number of requisite NRSRO(s), or if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). See Appendix A for a description of some of these ratings. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another NRSRO. See Appendix A for a description of some of these debt ratings.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of U.S. banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of U.S. branches of foreign banks will be considered to be U.S. securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or U.S. banks doing business in the same jurisdiction.

(6) Municipal Securities: Municipal securities if they are rated at least A by S&P or comparably rated by another NRSRO, or subject to a guarantee (such as a letter-of-credit or similar credit enhancement) by a corporation or bank in whose short-term obligations the Fund may invest and is otherwise permissible under Rule 2a-7.

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Municipal Bond Fund and Municipal High Income Fund (each, a Municipal Fund)

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

State and local government authorities and agencies may issue a special type of municipal bond called private activity bonds (PABs). Each Municipal Fund may purchase PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Municipal Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

Neither Municipal Fund has held, or intends to hold, municipal lease obligations directly as a lessor of the property, but each Municipal Fund may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Municipal Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Municipal Funds also may invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

WRIMCO and the Municipal Funds rely on the opinion of bond counsel for the issuer of an obligation in determining whether the interest thereon is excludable from gross income for Federal income tax purposes. If the Internal Revenue Service (IRS) or a court holds that the interest on an obligation held by a Municipal Fund is subject to Federal income tax, that Municipal Fund may continue to hold the obligation or if it is sold a loss might occur upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds (or unrated bonds of comparable quality as determined by WRIMCO) usually, but not always, have higher yields than similar but higher-rated bonds (or unrated bonds of comparable quality as determined by WRIMCO).

Medium- or lower-rated municipal securities (securities typically rated BBB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by WRIMCO to be of comparable quality) are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by a Municipal Fund and may also limit the ability of a Municipal Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Low-rated securities (securities typically rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by WRIMCO to be of comparable quality) (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by a Municipal Fund. WRIMCO monitors the issuers of low-rated debt securities in each Municipal Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Municipal Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of its shareholders.

Now or in the future, S&P may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics. Municipal bonds purchased by Municipal Bond Fund comply with the 80% requirement as discussed in the Prospectus if they are within the top four rating designations of S&P or comparably rated by another NRSRO for the type of municipal bond in question or are of comparable quality as determined by WRIMCO. Credit ratings for individual securities may change from time to time, and, if unrated, Municipal Bond Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which Municipal Bond Fund may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Municipal Funds may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or taxable obligations (i.e., obligations, the interest on which is subject to Federal income tax), up to the 20% limitation on taxable obligations described below, during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time, each Municipal Fund may invest significantly in revenue bonds the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Municipal Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. Each Municipal Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which a Municipal Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent a Municipal Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to a Municipal Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Municipal Fund than stand-alone MSA bonds.

Auction Rate Securities. Each Municipal Fund may buy auction rate securities, which are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, virtually all auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for a Municipal Fund’s investments in auction rate securities at a time when that Municipal Fund wishes to dispose of such securities.

Limited Investment in Other Debt Securities. All of each Municipal Fund’s invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations, which include repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, each Municipal Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations. However, as a temporary defensive measure, each Municipal Fund may invest up to all of its assets in taxable obligations.

The only taxable obligations that a Municipal Fund may purchase are (1) U.S. government securities, (2) obligations of U.S. banks and certain savings and loan associations, (3) U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers, (4) any of the foregoing obligations subject to repurchase agreements and (5) credit default swaps on the debt of financial entities that insure municipal bonds. The taxable commercial paper a Municipal Fund may buy must, at the time of purchase, be rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. See Appendix A for a description of these ratings.

Securities - General

The main types of securities in which the Funds may invest, subject to their respective investment policies and restrictions, may include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund may invest in preferred stocks rated in any rating category of the NRSROs or, if unrated, determined by WRIMCO to be of comparable quality, subject to the Fund’s investment policies and restrictions. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P or comparably rated by another NRSRO), it is each Fund’s general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security’s quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities are generally more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics. In addition, a Fund will treat unrated securities determined by WRIMCO to be of comparable quality to a rated security as having that rating.

Low-rated debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO monitors the issuers of low-rated debt securities in each Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Trust may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of each affected Fund.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A for a description of bond ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although equity-linked debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Funds.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptance are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Exchange-Traded Funds

Subject to its investment policies and restrictions, a Fund (other than Cash Management) may invest in exchange-traded funds (ETFs) for various purposes. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Fund’s investment objective(s) as determined by WRIMCO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund’s assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities and Currencies

Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders. WRIMCO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

WRIMCO believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); (iii) the country where the issuer has at least 50% of its assets; or (iv) the country under whose laws the guarantor of the security is organized. The request to change a security’s country designation must be delivered to the Funds’ Treasurer and to the Funds’ Chief Compliance Officer (CCO) for approval.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Cash Management and the Municipal Funds) may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3)	interest-only and principal-only stripped asset-backed securities issued by non-governmental issuers;

(4)	swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933 (the “1933 Act”) (other than Rule 144A securities and Section 4(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand);

(6) purchased over-the-counter (OTC) options;

(7) cover for written OTC options; and

(8) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities; these securities are considered illiquid unless WRIMCO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, a Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% (5% for Cash Management) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See “Swaps, Caps, Collars and Floors” in the section entitled Options, Futures and Other Derivatives Strategies for more information about credit default swaps.

Additionally, it has become easier for institutional investors to structure their own investments. For example, if WRIMCO desired Korean exposure for a Fund, instead of following difficult procedures for direct investment, WRIMCO could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

Indexed Securities

Each Fund may purchase indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. Indexed securities are securities, the value of which vary in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, Cash Management may purchase securities, the value of which vary in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short-term capital gains). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund (other than Cash Management and the Municipal Funds) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. Funds will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, a Fund (other than Cash Management and the Municipal Funds) may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which are typically the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

ETFs. For information on ETFs, see Exchange-Traded Funds.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights. There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the Funds may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant. Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

WRIMCO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that WRIMCO believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund’s portfolio. Possession of such information may in some instances occur despite WRIMCO’s efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on WRIMCO’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held by a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the Fund and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Fund’s investment restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or high yield. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by WRIMCO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund (other than Cash Management) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by WRIMCO to be of comparable quality) (generally referred to as Distressed Debt). A Fund generally makes such investments to achieve capital appreciation, rather than to seek income. Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the Funds (other than Cash Management and the Municipal Funds) may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units are generally registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company for those purposes (RIC).

Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of a Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home

Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The U.S. Treasury Department (Treasury) has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither has required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is usually directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, WRIMCO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply. Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U. S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, WRIMCO considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact a Fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, WRIMCO currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC, a Fund may not derive more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Derivatives Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund’s investments.

Generally, each Fund (other than Cash Management) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund (other than Cash Management) is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments on securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments on debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments may also be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of a Fund’s portfolio manager.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of OTC derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on a single security or loan) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. All swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. Specifically, the CFTC and SEC are required to mandate by regulation that, under certain circumstances, certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Some swaps are now, and more in the future are expected to be, centrally cleared. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements, as well as requirements for margin on uncleared derivatives in certain circumstances. All OTC derivatives transactions are to be reported to a swap data repository. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to OTC derivatives, and it is not certain at this time how the regulators may change those requirements.

WRIMCO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and the regulations thereunder. WRIMCO will be subject to registration or regulation as a commodity trading advisor or commodity pool operator under the CEA unless an exemption applies.

In 2012, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless it has registered as a commodity pool operator. WRIMCO in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments may depend upon WRIMCO’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options) unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market. If the option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund’s place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) are typically established by a Fund prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income holdings. If WRIMCO wishes to shorten the average duration of a Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.

If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold.

Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its respective restrictions, each Fund (other than Cash Management and the Municipal Funds) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each Fund (other than Cash Management and the Municipal Funds) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund may also use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts depends on WRIMCO’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO’s use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position will usually contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments, may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Cash Management) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps, and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, a Fund (other than Cash Management) may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of PIK securities to accrue that interest income with respect to these securities regardless of the receipt (or non-receipt) of cash payments. Accordingly, to avoid liability for Federal income and excise taxes, a Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective restrictions, each of the Funds (other than Cash Management and the Municipal Funds) may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association taxable as such for Federal tax purposes) that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to shareholders 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when WRIMCO believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities. A Fund may also take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund’s Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While WRIMCO believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Each Fund (except Cash Management) may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

Subsidiary Investments

Asset Strategy Fund may from time to time invest in its wholly owned and controlled subsidiary organized as an exempted company under the laws of the Cayman Islands (Subsidiary). Asset Strategy Fund will not invest more than 25% of the value of its total assets in the Subsidiary as of the end of any quarter of its taxable year. Shares of the Subsidiary will not be sold or offered to other investors. By investing in the Subsidiary, Asset Strategy Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary invests primarily in commodities, including precious metals, derivatives, and commodity-linked instruments, as well as fixed-income securities and other investments intended to serve as margin or collateral for any derivative positions, and cash instruments. Unlike Asset Strategy Fund, the Subsidiary may invest without limitation in these instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investments. The Subsidiary otherwise is subject to the same general investment policies and restrictions as Asset Strategy Fund.

The Subsidiary is not registered under the 1940 Act but is subject to certain of the investor protections of the 1940 Act. Asset Strategy Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered to investors in registered investment companies. However, since Asset Strategy Fund wholly owns and controls the Subsidiary and Asset Strategy Fund and the Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary will take action contrary to the interests of Asset Strategy Fund or its shareholders. The Board has oversight responsibility for the investment activities of Asset Strategy Fund, including its investments in the Subsidiary, and Asset Strategy Fund’s role as sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, WRIMCO will be subject to the same aggregate investment restrictions and operational guidelines that apply to the management of Asset Strategy Fund, except that unlike the Fund, the Subsidiary is able to invest without limit in precious metals, derivatives, and commodity related investments. The Subsidiary will not seek to qualify as a registered investment company under Subchapter M of Chapter 1 of Subtitle A of the Code.

Changes in the laws of the United States and/or the Cayman Islands, under which Asset Strategy Fund and the Subsidiary, respectively, are organized, could result in the inability of Asset Strategy Fund or the Subsidiary to operate as described in this SAI and could negatively affect Asset Strategy Fund and its shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Asset Strategy Fund shareholders would likely suffer decreased investment returns.

U.S. Government Securities

U.S. government securities are high-quality debt instruments issued or guaranteed as to principal or interest by the Treasury, an agency or instrumentality of the U.S. government or obligations of issuers that are supported by the ability of the issuer to borrow from the Treasury. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund (other than Cash Management) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each Fund (other than the Municipal Funds) may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to each Fund’s investment policies and restrictions, a Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect to any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s shares present at the meeting, if more than 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	For each Fund except Energy Fund, Science and Technology Fund and Cash Management:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

For Energy Fund:

Under normal circumstances, Energy Fund will concentrate its investments in the energy industry.

For Science and Technology Fund:

Under normal circumstances, Science and Technology Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

For Cash Management:

Under normal circumstances, Cash Management will not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

4.	The Fund may not purchase or sell real estate, except that, to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

6.	The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	For Municipal Funds:

Under normal circumstances, Municipal Bond Fund will invest at least 80% of its net assets in tax-exempt municipal bonds.

Under normal circumstances, Municipal High Income Fund will invest at least 80% of its net assets in tax-exempt municipal bonds.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as operating policies) and may be changed by the Board without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of:

•	Bond Fund’s net assets will be invested in bonds.

•	Dividend Opportunities Fund’s net assets will be invested in dividend-paying equity securities.

•

Energy Fund’s net assets will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

•	Global Bond Fund’s net assets will be invested in bonds.

•

Science and Technology Fund’s net assets will be invested in the securities of science or technology companies or companies that derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

•	Small Cap Fund’s net assets will be invested in small cap companies.

•	Tax-Managed Equity Fund’s net assets will be invested in equity securities.

The Fund will notify its shareholders at least 60 days prior to a change in its 80% investment policy.

2.	Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. However, each Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

3.	Investment in illiquid securities:

Each Fund except Cash Management may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Cash Management may not acquire (i) an illiquid security if, immediately after such acquisition, Cash Management would have invested more than five percent of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, Cash Management would have invested less than ten percent of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, Cash Management would have invested less than thirty percent of its total assets in Weekly Liquid Assets.

4.	Investment in debt securities:

Each of Accumulative Fund, Core Investment Fund, Dividend Opportunities Fund, Energy Fund, International Growth Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund, and Vanguard Fund does not intend to invest more than 10% of its total assets in non-investment grade debt securities.

Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Bond Fund, Continental Income Fund and Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Under normal circumstances, at least 65% of Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and WRIMCO believes that the higher yields do not justify the increased risk and/or when, in WRIMCO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

5.	Investment in foreign securities:

Bond Fund may not invest more than 20% of its total assets in foreign securities.

Each of Accumulative Fund, Continental Income Fund, Core Investment Fund, Dividend Opportunities Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund and Vanguard Fund may not invest more than 25% of its total assets in foreign securities.

Each of Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund may not invest in foreign securities.

6.	Investment in Financial Instruments:

Each Fund except Cash Management may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument is measured.

Cash Management will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

7.	Short Sales:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Diversification:

For each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Municipal Bond Fund and Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a)	For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)	A guarantee of a municipal bond is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

Cash Management may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time. The Fund may not invest more than 3% of its total assets in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to 0.5% of the Fund’s total assets.

9.	Other Current Restrictions:

Municipal Bond Fund does not intend to purchase PABs that finance facilities (other than utilities) of nongovernmental users if, as a result, more than 25% of its total assets would be invested in issuers in any one industry.

Municipal High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the Waddell & Reed Advisors Equity Funds for the fiscal years ended on the dates shown were:

	June 30, 2013	June 30, 2012
Accumulative Fund	87%	58%
Asset Strategy Fund	50%	53%
Continental Income Fund	49%	37%
Core Investment Fund	68%	58%
Dividend Opportunities Fund	36%	43%
Energy Fund	22%	22%
International Growth Fund	44%	30%
New Concepts Fund	38%	48%
Science and Technology Fund	50%	42%
Small Cap Fund	40%	51%
Tax-Managed Equity Fund	42%	37%
Value Fund	62%	70%
Vanguard Fund	78%	46%

It is anticipated that the annual turnover rate for Tax-Managed Equity Fund will generally be lower than that of most other equity mutual funds, except to the extent the Fund sells securities in order to generate capital losses to offset realized capital gains. Selling securities to generate capital losses will increase the Fund’s turnover rate and result in more transaction costs incurred by the Fund.

The portfolio turnover rates for the Waddell & Reed Advisors Fixed Income Funds for the fiscal years ended on the dates shown were:

	September 30, 2013	September 30, 2012
Bond Fund	28%	24%
Global Bond Fund	21%	27%
Government Securities Fund	26%	37%
High Income Fund	92%	81%
Municipal Bond Fund	9%	7%
Municipal High Income Fund	19%	6%

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase taxable gain (which would have to be distributed to its shareholders) or loss.

Policy on Disclosure of Portfolio Holdings (Policy)

The Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.waddell.com. This information may be a Fund’s complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on

Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as a Fund’s top ten portfolio holdings posted monthly on the internet at www.waddell.com.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Fund’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

A Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with WRIMCO’s legal department or the Funds’ CCO, determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) will be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Funds, WRIMCO or any other party in connection with the disclosure of information about the portfolio holdings.

A Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper & Morningstar (Rating and Other Service Organizations)

Each Fund may provide its holdings to Lipper, Morningstar and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in any of the Funds.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, WRIMCO’s legal department or the Funds’ CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Funds’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Funds’ portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

K&L Gates LLP

Deloitte & Touche LLP

Waddell & Reed Investment Management Company

WI Services Company

Waddell & Reed, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

Markit

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for each Fund’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Risk Metrics Group

Lipper

Moody’s

Morningstar

Standard & Poor’s

Thomson |Reuters| Corporation

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

Advest, Inc.

American Technology Research

Bank of America Securities, LLC

Barclays Capital

BB & T Capital Markets

Belle Haven Investments, L.P.

BMO Capital Markets

BOSC, Inc.

Broadpoint Securities

Buckingham Research Group

Canaccord Genuity

Caris and Company

Citigroup Global Markets

Commerce Bank

Cowen & Company

Crews & Associates, Inc.

CRT Capital Group, LLC

Credit Suisse Securities, LLC

D.A. Davidson & Co.

Deutsche Bank Securities, Inc.

Duncan Williams, Inc.

Empirical Research Partners, LLC

Fidelity Capital Markets

Fifth Third Securities, Inc.

First Albany Capital, Inc.

First Analysis Securities Corp.

First Empire Securities, Inc.

Friedman, Billings, Ramsey & Co.

FTN Financial Capital Markets

George K. Baum & Company

Grigsby & Associates

GMS Group, LLC

Goldman Sachs & Co.

Hanifen, Imhoff, Inc.

Herbert J. Sims & Co.

Hibernia Southcoast Capital, Inc.

HSBC Securities USA

ING Life Insurance and Annuity Company

Jefferies & Company

JMP Securities

JNK Securities

JP Morgan Securities, Inc.

Key Banc Capital Markets

LaSalle Financial Services

Lazard Capital Markets

Loop Capital Markets

Macquarie Group

Mesirow Financial, Inc.

Morgan Keegan & Co., Inc.

Morgan Stanley & Co., Inc.

M.R. Beal and Co.

North South Capital, LLC

Northland Securities

Off The Record Research

Olympia Asset Management Group

Oppenheimer

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Raymond James & Associates, Inc.

RBC Capital Markets

Robert W. Baird & Co., Inc.

Roth Capital Partners

Sanford C. Bernstein

Seattle Northwest Securities

Selector Management

Shepherd Kaplan, LLC

Sidoti & Company, LLC

SMA Capital

Soliel Securities

Southwest Securities, Inc.

Spartan Securities

Sterne Agee and Leach

Stifel, Nicolaus & Co.

SunTrust Robinson Humphrey

Think Equity Partners

Thomas Weisel Partners

UBS Investment Bank

W.H. Mell Associates, Inc.

Wachovia Securities, LLC

Wedbush Morgan Securities

Wells Fargo

William Blair & Co.

Wunderlich Securities

(B.C.) Ziegler & Company

Consultants

Barra Rogers Casey

Bidart & Ross

Hammond Associates

Lowery Asset Consulting

Marco Consulting

PFM Advisors

Rust Consulting

Watson Wyatt Consulting

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board. David P. Gardner, a Disinterested Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Disinterested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Disinterested Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes three standing committees, the Audit Committee, the Governance and Compliance Committee, and the Executive Committee, and one non-standing committee, the Special Dilution & Distribution Committee, each of which (other than the Executive Committee) is comprised solely of Disinterested Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Advisors Fund Complex, which is comprised of the 20 portfolios within the Trust, 29 portfolios within Ivy Funds Variable Insurance Portfolios and 3 portfolios within InvestEd Portfolios. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex, Ivy Funds and Ivy High Income Opportunities Fund (a closed-end fund) (IVH). The same persons who constitute the Board also constitute, and Mr. Gardner also serves as the Independent Chair of, the respective boards of trustees of Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of Ivy Funds and of IVH.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Disinterested Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, WRIMCO, each Fund’s investment manager, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of WRIMCO, Waddell & Reed and Waddell & Reed Services Company, doing business as WI Services Company (WISC), each Fund’s shareholder servicing and accounting services agent (collectively, “W&R”), and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from WRIMCO with respect to the investments and securities trading of the Funds, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee (described below) regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance personnel report regularly to the Audit Committee, and the W&R Internal Audit Manager also reports regularly on Trust-related matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Disinterested Trustees meet with the Funds’ CCO to discuss matters relating to the Trust’s compliance program.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Advisors Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	87	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Advisors Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present)	52	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
John A. Dillingham** 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Advisors Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	52	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); former President (2005-2007), and current trustee Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2008 Advisors Fund Complex: 1998 Trust: 2008 Advisors Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California	52	None

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2008 Advisors Fund Complex: 1998	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	87	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2008 Advisors Fund Complex: 1998	Formerly, consultant to Waddell & Reed Financial, Inc. (WDR) and Waddell & Reed (2001 to 2008)	52	None
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2008 Advisors Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	52	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009)
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Advisors Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	52	Director, American Red Cross (community service) (2003-2010); Director, Starlight Theater of Kansas City (community service) (2000 to 2008); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation — Greater Kansas City chapter (2001-2009)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Advisors Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	87	Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)

*	Each Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each, a Predecessor Fund).
**	From September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of WDR or its wholly owned subsidiaries, including each Fund’s investment manager, WRIMCO, each Fund’s principal underwriter, Waddell & Reed, and each Fund’s shareholder servicing and accounting services agent, WISC, as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trust: 2008 Advisors Fund Complex: 2007	President of WDR (2010 to present); Chief Investment Officer (CIO) of WDR (2005 to 2011); CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	52	Director of WRIMCO and IICO

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2008 Advisors Fund Complex: 2001 Trust: 2008 Advisors Fund Complex: 1998	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	87	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed; Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen); Director, Blue Cross Blue Shield of Kansas City

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Michael L. Avery: Mr. Avery has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management. He has multiple years of service as a Trustee and an officer of the Trust.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to the Ivy Funds and to IVH.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee.

David P. Gardner: Mr. Gardner has organizational management experience in senior officer positions, as president of two major state universities and experience as a director of publicly held companies and private foundations, as well as numerous non-profit organizations. He was also President of the William and Flora Hewlett Foundation and Chairman of the Board of the J. Paul Getty Trust. He has multiple years of service as a Trustee and Independent Chair in his present positions with the Advisors Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to the Ivy Funds and to IVH.

Robert L. Hechler: Mr. Hechler has extensive prior experience in the financial services industry. He has served as a director of a publicly held company and in senior management positions in several financial services firms. He has multiple years of service as a Trustee.

Albert W. Herman: Mr. Herman has extensive financial services experience as a partner with a large public accounting firm where he served national and international clients, had responsibility for services to healthcare clients worldwide and served on the firm’s executive committee. He has served as a business consultant and as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee.

Eleanor B. Schwartz: Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A. degree from Georgia State University. Ms. Schwartz also serves as a board member to the Ivy Funds and to IVH.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2008 2008 2008	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present)

*	This is the date when the officer first became an officer of one or more Predecessor Funds (if applicable).

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Governance and Compliance Committee and Executive Committee. In addition, the Board has established a Special Dilution & Distribution Committee.

Mr. Gardner is an ex officio member of each committee of the Board. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee meets with the Funds’ independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audits of the Funds, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Funds’ independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, Joseph Harroz, Jr., Robert L. Hechler, Albert W. Herman, and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended September 30, 2013, the Audit Committee met six times.

Governance and Compliance Committee. Among its responsibilities, the Governance and Compliance Committee assists the Board in overseeing the Trust’s compliance program, the Funds’ CCO and the Trust’s governance policies. The Governance and Compliance Committee also evaluates, selects and recommends to the Board candidates for Disinterested Trustees. The Governance and Compliance Committee will consider candidates recommended by shareholders of the Trust. Shareholders should direct the names of candidates they wish to be considered to the attention of the Trust’s Governance and Compliance Committee, in care of the Trust’s Secretary, at the address of the Trust listed on the front page of this SAI. Such candidates will be considered with any other Trustee candidates. Frank J. Ross, Jr. (Chair), John A. Dillingham, Joseph Harroz, Jr., Robert L. Hechler, Albert W. Herman and Eleanor B. Schwartz are members of this committee. During the fiscal year ended September 30, 2013, the Governance and Compliance Committee met two times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), Jarold W. Boettcher and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended September 30, 2013, the Executive Committee met one time.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Disinterested Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. Joseph Harroz, Jr. (Chair), Jarold W. Boettcher and James M. Concannon are members of this committee. During the fiscal year ended September 30, 2013, the Special Dilution & Distribution Committee met one time.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or an as-needed) basis for its review and approval.

Ownership of Fund Shares

(as of December 31, 2013)

The following tables provide information regarding shares of the Funds beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Advisors Fund Complex. A Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Advisors Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested.

Disinterested Trustees

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	over $100,000	$0
John A. Dillingham	$0	over $100,000	$10,001 to $50,000
David P. Gardner	$0	over $100,000	$0
Joseph Harroz, Jr.	$0	over $100,000	$0
Robert L. Hechler	$0	over $100,000	$0
Albert W. Herman	$0	$10,001 to $50,000	$0
Frank J. Ross, Jr.	$0	$50,001 to $100,000	$0
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	over $100,000
John A. Dillingham	$0	$50,001 to $100,000	over $100,000
David P. Gardner	$0	$0	over $100,000
Joseph Harroz, Jr.	$0	$10,001 to $50,000	over $100,000
Robert L. Hechler	$10,001 to $50,000	$50,001 to $100,000	over $100,000
Albert W. Herman	$0	$0	$0
Frank J. Ross, Jr.	$1 to $10,000	$10,001 to $50,000	$1 to $10,000
Eleanor B. Schwartz	over $100,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$10,001 to $50,000	$0
John A. Dillingham	$10,001 to $50,000	$0	$50,001 to $100,000
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$10,001 to $50,000	over $100,000
Robert L. Hechler	$10,001 to $50,000	$10,001 to $50,000	over $100,000
Albert W. Herman	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$0	$0
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Government Securities Fund	High Income Fund	International Growth Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000	$10,001 to $50,000
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	over $100,000	$0
Robert L. Hechler	$1 to $10,000	over $100,000	over $100,000
Albert W. Herman	$0	$0	$0
Frank J. Ross, Jr.	$0	$50,001 to $100,000	$50,001 to $100,000
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$50,001 to $100,000
John A. Dillingham	$10,001 to $50,000	over $100,000	$10,001 to $50,000
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Robert L. Hechler	over $100,000	$10,001 to $50,000	over $100,000
Albert W. Herman	$0	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$0	$0	$50,001 to $100,000
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	over $100,000	over $100,000	$0
John A. Dillingham	over $100,000	$0	over $100,000
David P. Gardner	over $100,000	over $100,000	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$0	$0
Robert L. Hechler	over $100,000	over $100,000	$0
Albert W. Herman	$0	$0	$0
Frank J. Ross, Jr.	$1 to $10,000	$50,001 to $100,000	$0
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Value Fund	Vanguard Fund
Jarold W. Boettcher	$0	$0
James M. Concannon	$10,001 to $50,000	$50,001 to $100,000
John A. Dillingham	$0	$10,001 to $50,000
David P. Gardner	$0	$0
Joseph Harroz, Jr.	$0	$0
Robert L. Hechler	$0	over $100,000
Albert W. Herman	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$0
Eleanor B. Schwartz	$0	$0

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	over $100,000
James M. Concannon	over $100,000
John A. Dillingham	over $100,000
David P. Gardner	over $100,000
Joseph Harroz, Jr.	over $100,000
Robert L. Hechler	over $100,000
Albert W. Herman	$50,001 to $100,000
Frank J. Ross, Jr.	over $100,000
Eleanor B. Schwartz	over $100,000

Interested Trustees

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Michael L. Avery	over $100,000	$0	$0
Henry J. Herrmann	over $100,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Government Securities Fund	High Income Fund	International Growth Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	over $100,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	over $100,000	$0

	Dollar Range of Fund Shares Owned:
Trustee	Value Fund	Vanguard Fund
Michael L. Avery	$0	$0
Henry J. Herrmann	$0	$50,001 to $100,000

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Michael L. Avery	over $100,000
Henry J. Herrmann	over $100,000

Compensation

The fees paid to the Trustees are allocated among the funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds and IVH) based on each Fund’s relative asset size. During the fiscal year ended September 30, 2013, the Trustees received (or were entitled to receive) the following fees for service as a Trustee of the Trust and each of the other funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds and IVH):

Compensation Table

Disinterested Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex (and, where applicable, the Ivy Funds and IVH)[1]
Jarold W. Boettcher	$122,946	$344,500	[3]
James M. Concannon	139,768	199,500
John A. Dillingham	118,722	169,500
David P. Gardner[2]	161,441	230,500
Joseph Harroz, Jr.	136,258	400,750	[3]
Robert L. Hechler	127,149	181,500
Albert W. Herman	127,149	181,500
Frank J. Ross, Jr.	125,726	179,500
Eleanor B. Schwartz	127,149	350,500	[3]

Interested Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex[1]
Michael L. Avery	$0	$0
Henry J. Herrmann	0	0

[1]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[2]	Mr. Gardner receives an additional fee of $70,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Advisors Fund Complex.
[3]	Includes fees paid to the Trustees for service as a Trustee to the Ivy Funds and IVH.

The aggregate compensation from the Trust, as indicated above for each Trustee, was allocated to each Fund as follows:

	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$5,600	$15,469	$8,224
James M. Concannon	6,362	17,603	9,373
John A. Dillingham	5,410	14,914	7,902
David P. Gardner	7,354	20,279	10,742
Joseph Harroz, Jr.	6,207	17,142	9,111
Robert L. Hechler	5,794	15,991	8,495
Albert W. Herman	5,794	15,991	8,495
Frank J. Ross, Jr.	5,729	15,793	8,368
Eleanor B. Schwartz	5,794	15,991	8,495

	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$5,694	$3,693	$16,201
James M. Concannon	6,482	4,186	18,396
John A. Dillingham	5,495	3,587	15,677
David P. Gardner	7,466	4,878	21,321
Joseph Harroz, Jr.	6,315	4,095	17,958
Robert L. Hechler	5,890	3,825	16,763
Albert W. Herman	5,890	3,825	16,763
Frank J. Ross, Jr.	5,819	3,799	16,602
Eleanor B. Schwartz	5,890	3,825	16,763

	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$3,654	$1,049	$4,315
James M. Concannon	4,155	1,191	4,911
John A. Dillingham	3,522	1,014	4,159
David P. Gardner	4,788	1,380	5,654
Joseph Harroz, Jr.	4,049	1,162	4,783
Robert L. Hechler	3,778	1,085	4,462
Albert W. Herman	3,778	1,085	4,462
Frank J. Ross, Jr.	3,730	1,074	4,404
Eleanor B. Schwartz	3,778	1,085	4,462

	Government Securities Fund	High Income Fund	International Growth Fund
Jarold W. Boettcher	$2,317	$9,804	$2,570
James M. Concannon	2,644	11,152	2,924
John A. Dillingham	2,221	9,462	2,479
David P. Gardner	3,018	12,870	3,370
Joseph Harroz, Jr.	2,567	10,863	2,848
Robert L. Hechler	2,393	10,134	2,658
Albert W. Herman	2,393	10,134	2,658
Frank J. Ross, Jr.	2,352	10,020	2,625
Eleanor B. Schwartz	2,393	10,134	2,658

	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$4,956	$4,212	$7,560
James M. Concannon	5,642	4,797	8,591
John A. Dillingham	4,773	4,053	7,306
David P. Gardner	6,491	5,513	9,937
Joseph Harroz, Jr.	5,491	4,666	8,378
Robert L. Hechler	5,122	4,351	7,819
Albert W. Herman	5,122	4,351	7,819
Frank J. Ross, Jr.	5,055	4,292	7,737
Eleanor B. Schwartz	5,122	4,351	7,819

	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Jarold W. Boettcher	$12,894	$3,742	$1,139
James M. Concannon	14,625	4,246	1,294
John A. Dillingham	12,505	3,623	1,101
David P. Gardner	17,007	4,929	1,498
Joseph Harroz, Jr.	14,295	4,147	1,262
Robert L. Hechler	13,348	3,872	1,178
Albert W. Herman	13,348	3,872	1,178
Frank J. Ross, Jr.	13,243	3,837	1,166
Eleanor B. Schwartz	13,348	3,872	1,178

	Value Fund	Vanguard Fund
Jarold W. Boettcher	$2,888	$6,965
James M. Concannon	3,275	7,919
John A. Dillingham	2,802	6,717
David P. Gardner	3,812	9,134
Joseph Harroz, Jr.	3,201	7,718
Robert L. Hechler	2,989	7,202
Albert W. Herman	2,989	7,202
Frank J. Ross, Jr.	2,967	7,114
Eleanor B. Schwartz	2,989	7,202

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$107,500	[1]
James M. Concannon	10,000
John A. Dillingham	10,000
David P. Gardner	118,750
Joseph Harroz, Jr.	102,062	[1]
Robert L. Hechler	10,000
Albert W. Herman	10,000
Frank J. Ross, Jr.	10,000
Eleanor B. Schwartz	31,400	[1]

[1]	Includes amounts deferred from fees paid to the Trustees for service as a Trustee to the Ivy Funds and IVH.

The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78 (or, for Mr. Gardner, the end of the year in which he reaches age 80), must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust. Currently, each of Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise serves as Director Emeritus, having retired as Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Director at the time of his retirement. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to each current Director Emeritus are allocated among the funds that were overseen by the Director at the time he elected Emeritus status, based on each fund’s net assets at that time. The following table shows the fees paid, and the portion of that fee paid by the Trust to the current Director Emeritus, for the fiscal year ended September 30, 2013.

Director Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Trust and Advisors Fund Complex
William T. Morgan	$53,364	$65,500
Frederick Vogel III	60,440	78,500
Paul S. Wise	41,260	48,000

The aggregate compensation from the Trust, as indicated above for each current Director Emeritus, was allocated to each Fund as follows:

	Accumulative Fund	Asset Strategy Fund	Bond Fund
William T. Morgan	$5,546	$707	$1,842
Frederick Vogel III	5,408	5,636	2,140
Paul S. Wise	3,668	72	1,164

	Cash Management	Continental Income Fund	Core Investment Fund
William T. Morgan	$2,749	$1,333	$15,895
Frederick Vogel III	2,412	2,780	11,216
Paul S. Wise	1,344	2,936	15,640

	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
William T. Morgan	$0	$0	$650
Frederick Vogel III	1,528	344	808
Paul S. Wise	0	0	848

	Government Securities Fund	High Income Fund	International Growth Fund
William T. Morgan	$676	$2,093	$2,564
Frederick Vogel III	612	2,728	2,280
Paul S. Wise	296	2,096	2,444

	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
William T. Morgan	$1,997	$1,150	$3,013
Frederick Vogel III	1,432	1,408	3,752
Paul S. Wise	2,056	1,112	1,648

	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
William T. Morgan	$5,666	$1,765	$113
Frederick Vogel III	7,008	2,528	208
Paul S. Wise	2,764	0	0

	Value Fund	Vanguard Fund
William T. Morgan	$973	$4,632
Frederick Vogel III	1,596	4,616
Paul S. Wise	0	3,172

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

The Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective Trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of December 31, 2013, regarding the record or beneficial ownership of 5% or more of any class of Fund shares.

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Accumulative Fund	Y	Record	National Financial Svcs Corp Boston, MA	342,552.628	91.13%

	Y	Record	Johnson Madison Lumber Co Great Falls, MT	26,151.782	6.96%
Asset Strategy Fund	Y	Record	Charles Schwab & Co Inc San Francisco, CA	5,536,105.754	68.08%

	Y	Record	National Financial Svcs Corp Boston, MA	1,396,326.770	17.17%

	Y	Record	UMBSC Kansas City, MO	861,400.327	10.59%
Bond Fund	Y	Record	National Financial Svcs Corp Boston, MA	258,929.870	7.25%

	Y	Record	Waddell & Reed Shawnee Mission, KS	3,172,983.262	44.39%
Cash Management	A	Record	Pershing LLC Jersey City, NJ	277,831,676.810	21.28%

	C	Record	Richhill Township Road Board Wind Ridge, PA	763,335.230	9.54%

	C	Record	Mark Erickson Winfield, IL	587,222.057	7.34%
Continental Income Fund	Y	Record	National Financial Svcs Corp Boston, MA	514,560.373	78.93%

	Y	Record	Saxon & Co Philadelphia, PA	131,435.611	20.16%
Core Investment Fund	Y	Record	National Financial Svcs Corp Boston, MA	1,782,050.669	14.07%

	Y	Record	Waddell & Reed Shawnee Mission, KS	9,011,139.409	35.58%

	Y	Record	Wells Fargo Bank, N.A. Minneapolis, MN	813,536.949	6.42%
Dividend Opportunities Fund	Y	Record	National Financial Svcs Corp Boston, MA	95,332.211	100.00%
Energy Fund	Y	Record	National Financial Svcs Corp Boston, MA	154,160.370	99.16%
Global Bond Fund	Y	Record	National Financial Svcs Corp Boston, MA	747,646.039	6.11%

	Y	Record	Waddell & Reed Shawnee Mission, KS	11,273,883.242	46.07%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Government Securities Fund	Y	Record	National Financial Svcs Corp Boston, MA	430,037.474	99.15%
High Income Fund	Y	Record	Nationwide Investment Svcs Corp Columbus, OH	38,276,934.204	49.19%
International Growth Fund	Y	Record	National Financial Svcs Corp Boston, MA	480,126.831	9.05%

	Y	Record	Waddell & Reed Shawnee Mission, KS	4,807,850.334	45.29%
Municipal Bond Fund	B	Beneficial	Marlow P Roskamp & Henrietta G Roskamp Edgerton, MN	13,442.632	9.79%

	B	Record	Spring View Manor Inc Conway Springs, KS	7,871.229	5.73%

	B	Record	Victoria Johnson Nikiski, AK	7,105.784	5.18%

	B	Record	John M and Patricia R Speck Centerview, MO	7,228.196	5.27%
Municipal High Income Fund	A	Beneficial	P Daniel Orlich Naples, FL	9,685,163.660	6.34%
New Concepts Fund	Y	Record	GWFS Equities Inc Greenwood Village, CO	2,726,323.165	40.45%

	Y	Record	National Financial Svcs Corp Boston, MA	1,002,994.438	14.88%

	Y	Record	Waddell & Reed Shawnee Mission, KS	2,805,145.306	20.81%
Science and Technology Fund	Y	Record	GWFS Equities Inc Greenwood Village, CO	1,208,647.532	15.67%

	Y	Record	JP Morgan Chase Bank Walnut Creek, CA	636,565.592	8.25%

	Y	Record	National Financial Svcs Corp Boston, MA	960,773.726	12.46%

	Y	Record	T Rowe Price Retirement Plan Owings Mills, MD	4,020,726.127	52.14%
Small Cap Fund	Y	Record	National Financial Svcs Corp Boston, MA	600,315.462	59.90%

	Y	Record	Waddell & Reed Shawnee Mission, KS	367,780.871	36.70%
Tax-Managed Equity Fund	B	Beneficial	Michelle Kutner Sioux Falls, SD	4,399.782	8.47%

	B	Beneficial	Sherrod Rogers Tifton, GA	3,727.361	7.18%

	B	Beneficial	Virginia E Jones Mountain View, CA	4,775.964	9.19%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Value Fund	Y	Record	National Financial Svcs Corp Boston, MA	292,781.975	47.66%

	Y	Record	Waddell & Reed Shawnee Mission, KS	290,591.803	47.30%
Vanguard Fund	Y	Record	National Financial Svcs Corp Boston, MA	877,304.287	10.70%

	Y	Record	Waddell & Reed Shawnee Mission, KS	7,028,300.736	42.85%

As of December 31, 2013, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of a Fund except for Waddell & Reed Advisors Cash Management, where the Trustees and officers of the Trust, as a group, owned 1.28% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with WRIMCO, a subsidiary of WDR. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates WRIMCO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code, relating to RICs, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each Fund since the Fund’s inception and to each Predecessor Fund. Waddell & Reed serves as principal underwriter and distributor for each of the Funds, InvestEd Portfolios, and Ivy Funds Variable Insurance Portfolios and acts as distributor for certain variable life insurance and variable annuity policies for which Ivy Funds Variable Insurance Portfolios is the underlying investment vehicle. Waddell & Reed served as principal underwriter and distributor to each Predecessor Fund.

The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Trustees). The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Fund to WRIMCO and 120 days’ written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Payments by the Funds for Management Services

Under the Management Agreement, for WRIMCO’s management services, each Fund pays WRIMCO a fee as described in the Prospectus. The Funds accrue and pay this fee daily. The management fee paid by each Fund is allocated among the classes of the Fund based on the classes’ relative net assets.

The management fees paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2013		June 30, 2012		June 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Accumulative Fund	$7,342,861	$7,754,468	$7,545,363	$7,960,947	$8,106,097	$8,529,630
Asset Strategy Fund	19,769,694	19,869,694	19,459,046	19,559,320	20,912,173	21,012,173
Continental Income Fund	4,899,619	5,043,771	4,338,318	4,465,915	4,373,977	4,502,624
Core Investment Fund	19,970,585	20,570,585	18,079,515	18,681,159	17,969,784	18,569,784
Dividend Opportunities Fund		5,152,568		4,963,367		5,073,973
Energy Fund		1,773,216		1,909,457		2,072,757
International Growth Fund	4,200,569	4,354,249	4,106,078	4,256,300	4,683,029	4,854,359
New Concepts Fund	12,370,190	12,570,190	11,838,143	12,038,691	11,387,915	11,587,915
Science and Technology Fund	20,607,345	20,807,345	18,271,049	18,471,597	19,438,377	19,638,377
Small Cap Fund	6,079,809	6,226,311	5,717,211	5,854,975	5,929,126	6,071,997
Tax-Managed Equity Fund		1,464,628		1,282,650		1,137,287
Value Fund	3,885,459	3,941,770	3,212,278	3,258,833	2,989,366	3,032,691
Vanguard Fund	9,248,154	9,548,154	8,985,885	9,286,707	8,588,831	8,888,831

The management fees paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013		September 30, 2012		September 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$7,434,695		$7,100,969		$6,072,565
Cash Management	$2,194,885	4,540,502	$2,698,753	4,291,777	$3,077,105	4,474,466
Global Bond Fund	5,132,013	5,307,744	5,095,255	5,270,650	5,030,789	5,205,789
Government Securities Fund	2,038,260	2,215,499	2,259,673	2,455,649	1,926,689	2,094,227
High Income Fund	11,162,674	11,412,674	8,914,184	9,164,869	8,487,047	8,737,047
Municipal Bond Fund	4,841,671	5,042,135	4,334,536	4,535,019	3,633,686	3,833,686
Municipal High Income Fund	4,087,212	4,287,212	3,644,060	3,844,608	3,143,623	3,343,623

WRIMCO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver.

In the above tables, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund had the waiver not been in effect. In light of current market conditions, WRIMCO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Cash Management to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Cash Management will maintain such a yield. WRIMCO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

For purposes of calculating the daily fee, the Funds do not include money owed to them by Waddell & Reed for shares which it has sold but not yet paid to the Funds.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

Under the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares of a Fund (other than Cash Management), the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account and will pay the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account.

Cash Management pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of Cash Management and Government Securities Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

For Class Y shares of a Fund, the Fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of its average daily net Class Y assets for the preceding month.

WISC (including any affiliate of WISC) may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC will pay the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 or an annual fee of 0.25 of 1% that is based on average daily net assets.

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Accumulative Fund	$1,729,087	$1,902,225	$2,053,636
Asset Strategy Fund	5,114,100	5,105,054	5,015,376
Continental Income Fund	1,070,569	1,007,599	1,062,993
Core Investment Fund	4,541,565	4,492,017	4,529,255
Dividend Opportunities Fund	1,631,891	1,655,766	1,560,481
Energy Fund	729,053	782,983	791,715
International Growth Fund	1,165,265	1,214,420	1,331,498
New Concepts Fund	3,216,045	3,167,126	2,981,461
Science and Technology Fund	4,053,575	4,025,416	4,067,414
Small Cap Fund	1,967,245	1,997,840	1,996,938
Tax-Managed Equity Fund	245,301	223,480	193,829
Value Fund	1,317,071	1,259,366	1,163,728
Vanguard Fund	2,550,415	2,594,103	2,561,602

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013		September 30, 2012		September 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$2,484,287		$2,396,010		$2,130,457
Cash Management	$0	3,124,433	$0	2,901,591	$0	2,714,315
Global Bond Fund		1,863,921		1,859,725		1,745,544
Government Securities Fund		797,764		855,621		765,151
High Income Fund		2,821,867		2,421,881		2,280,125
Municipal Bond Fund		560,029		500,588		449,144
Municipal High Income Fund		539,196		478,681		433,317

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WISC.

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Accumulative Fund	$580,139	$674,266	$679,583
Asset Strategy Fund	1,635,703	1,709,439	1,654,712
Continental Income Fund	329,406	329,374	333,801
Core Investment Fund	1,431,231	1,500,497	1,483,733
Dividend Opportunities Fund	507,738	545,225	504,440
Energy Fund	229,385	261,071	254,667
International Growth Fund	342,029	388,407	398,483
New Concepts Fund	1,038,240	1,067,911	967,547
Science and Technology Fund	1,385,495	1,433,925	1,454,332
Small Cap Fund	651,172	698,814	645,320
Tax-Managed Equity Fund	89,011	80,393	68,854
Value Fund	453,334	454,215	377,101
Vanguard Fund	885,139	847,324	832,102

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013		September 30, 2012		September 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$729,263		$779,864		$689,929
Cash Management	$0	974,096	$0	944,081	$0	858,911
Global Bond Fund		538,624		626,054		565,194
Government Securities Fund		233,104		269,882		254,740
High Income Fund		738,990		759,330		704,018
Municipal Bond Fund		178,781		179,012		160,472
Municipal High Income Fund		174,844		171,733		157,691

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the total of out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 – $ 10 million	$0
$ 10 – $ 25 million	$958
$ 25 – $ 50 million	$1,925
$ 50 – $100 million	$2,958
$100 – $200 million	$4,033
$200 – $350 million	$5,267
$350 – $550 million	$6,875
$550 – $750 million	$8,025
$750 – $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Accumulative Fund	$259,637	$259,911	$259,637
Asset Strategy Fund	259,637	259,911	259,637
Continental Income Fund	184,601	167,317	167,833
Core Investment Fund	259,637	259,911	259,637
Dividend Opportunities Fund	181,447	176,718	189,513
Energy Fund	83,528	90,384	90,951
International Growth Fund	142,252	140,075	156,775
New Concepts Fund	259,637	259,911	259,637
Science and Technology Fund	259,637	259,911	259,637
Small Cap Fund	188,036	174,541	188,680
Tax-Managed Equity Fund	88,851	78,304	68,327
Value Fund	152,332	135,233	131,990
Vanguard Fund	259,637	259,911	259,637

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Bond Fund	$259,637	$259,911	$259,637
Cash Management	255,924	256,198	255,924
Global Bond Fund	217,193	216,472	215,474
Government Securities Fund	133,015	137,712	130,660
High Income Fund	259,637	259,911	259,637
Municipal Bond Fund	237,025	216,004	186,411
Municipal High Income Fund	206,527	188,917	165,475

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Trustees and Trust officers who are affiliated with WRIMCO and its affiliates. The Funds pay the fees and expenses of the Funds’ other Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Trust, Waddell & Reed offers each Fund’s shares through its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares.

Under the Distribution and Service Plan (the Plan) for Class A shares of each Fund (other than Cash Management) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Funds, a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to its Class A shares, paid daily, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. For each of Accumulative Fund, Bond Fund, Core Investment Fund, Government Securities Fund, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund, the Board has limited payments under the Fund’s Plan to 0.234%, 0.237%, 0.249%, 0.232%, 0.237%, 0.247% and 0.236%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

The Class A Plan permits Waddell & Reed to receive compensation for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be compensated for such activities as: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in its arrangements with broker-dealers who may regularly sell Class A shares of the Funds, and other third parties, for providing shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Under the Plans adopted by each Fund for its Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan for a Fund is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that Waddell & Reed’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from its Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

Each Plan was approved by the Board, including the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

Among other things, each Plan for a Fund provides that (1) Waddell & Reed will provide to the Trustees of the Trust at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or WISC, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

Distribution and service fees paid (or accrued) for the fiscal year ended June 30, 2013 under the respective Plans for each of the Waddell & Reed Advisors Equity Funds were:

Class A

Fund	Distribution and Service Fees
Accumulative Fund	$2,574,517	*
Asset Strategy Fund	7,179,673
Continental Income Fund	1,754,283
Core Investment Fund	7,723,107	*
Dividend Opportunities Fund	1,777,970
Energy Fund	501,679
International Growth Fund	1,137,106
New Concepts Fund	3,502,222
Science and Technology Fund	5,947,270
Small Cap Fund	1,702,124
Tax-Managed Equity Fund	522,795	*
Value Fund	1,361,446
Vanguard Fund	3,264,566

*	The following amounts of distribution and service fees would have been paid had the Board not previously determined to limit payments under the Fund’s Plan: Accumulative Fund, $2,750,078; Core Investment Fund, $7,754,123; and Tax-Managed Equity Fund, $553,807.

Class B

Fund	Distribution and Service Fees
Accumulative Fund	$72,604
Asset Strategy Fund	574,362
Continental Income Fund	56,992
Core Investment Fund	160,588
Dividend Opportunities Fund	74,719
Energy Fund	27,607
International Growth Fund	19,623
New Concepts Fund	118,717
Science and Technology Fund	223,090
Small Cap Fund	110,878
Tax-Managed Equity Fund	7,471
Value Fund	57,620
Vanguard Fund	78,561

Class C

Fund	Distribution and Service Fees
Accumulative Fund	$52,277
Asset Strategy Fund	677,536
Continental Income Fund	86,199
Core Investment Fund	155,128
Dividend Opportunities Fund	96,709
Energy Fund	31,600
International Growth Fund	18,340
New Concepts Fund	107,639
Science and Technology Fund	139,481
Small Cap Fund	97,211
Tax-Managed Equity Fund	31,357
Value Fund	58,195
Vanguard Fund	61,558

Distribution and service fees paid (or accrued) for the fiscal year ended September 30, 2013 under the respective Plans for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds were:

Class A

Fund	Distribution and Service Fees
Bond Fund	$3,683,216	*
Cash Management	N/A
Global Bond Fund	2,010,936
Government Securities Fund	966,214	*
High Income Fund	4,256,324
Municipal Bond Fund	2,276,421	*
Municipal High Income Fund	1,971,911	*

*	The following amounts of distribution and service fees would have been paid had the Board not previously determined to limit payments under the Fund’s Plan: Bond Fund, $3,885,258; Government Securities Fund, $1,041,180; Municipal Bond Fund, $2,401,293; and Municipal High Income Fund, $1,995,862.

Class B

Fund	Distribution and Service Fees
Bond Fund	$82,237
Cash Management	5,086	*
Global Bond Fund	52,132
Government Securities Fund	27,923
High Income Fund	125,358
Municipal Bond Fund	13,107
Municipal High Income Fund	18,071

*	Cash Management Class B shares would have paid $17,276 in distribution and service fees without a waiver by Waddell & Reed with respect to this Fund.

Class C

Fund	Distribution and Service Fees
Bond Fund	$180,933
Cash Management	0	*
Global Bond Fund	134,594
Government Securities Fund	96,407
High Income Fund	430,332
Municipal Bond Fund	228,301
Municipal High Income Fund	328,670

*	Cash Management Class C shares would have paid $58,476 in distribution and service fees without a waiver by Waddell & Reed with respect to this Fund.

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of a Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described below and in the Prospectus, Waddell & Reed (or an affiliate) may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, Waddell & Reed (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class C shares, Waddell & Reed (or an affiliate) may pay 1.00% of net assets invested; and 3) for the purchase of Class Y shares, Waddell & Reed (or an affiliate) may pay financial advisors associated with Waddell & Reed up to 0.85% of net assets invested.

As well, Waddell & Reed may have agreements with financial intermediaries which provide for Waddell & Reed to pay fees to such intermediaries based on a percentage of assets, sales and/or a fixed amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to Waddell & Reed are funded out of WRIMCO’s and IICO’s net income, respectively.

Sales Charges for Class A Shares

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker-Dealers and Other Financial Intermediaries and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

For each Fund except Cash Management, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund

Municipal Bond Fund

Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more in a Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay Legend Equities Corporation (Legend) and other unaffiliated broker-dealers up to 1.00% on investments made in Class A shares of a Fund with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Waddell & Reed may pay financial advisors associated with Waddell & Reed up to 0.50% of net assets invested in Class A shares of a Fund with no initial sales charge due to an investment of $1 million or more.

Custodial and Auditing Services

The Funds’ custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds’ Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds as of June 30, 2013:

Barry M. Ogden—Accumulative Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,139.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael L. Avery—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$37,464.6	$153.6	$23.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$34,994.0	$153.6	$23.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Cynthia Prince-Fox—Continental Income Fund

Dividend Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$2,252.9	$0	$71.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Prince-Fox assumed investment management responsibilities for Waddell & Reed Advisors Dividend Opportunities Fund effective July 2, 2013.
**	This data does not include Waddell & Reed Advisors Dividend Opportunities Fund, since Ms. Prince-Fox was not the portfolio manager of Waddell & Reed Advisors Dividend Opportunities Fund on June 30, 2013.

Erik R. Becker—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	4	23
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,069.8	$812.2	$1,243.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustaf C. Zinn—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	4	23
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,069.8	$812.2	$1,243.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David P. Ginther—Energy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed*	6	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)*	$1,876.3	$82.4	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	This data includes Waddell & Reed Advisors Dividend Opportunities Fund (which Mr. Ginther managed until July 2, 2013).

F. Chace Brundige—International Growth Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,327.1	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kimberly A. Scott—New Concepts Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,516.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zachary H. Shafran—Science and Technology Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,900.9	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Timothy J. Miller—Small Cap Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,741.6	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Sarah C. Ross—Tax-Managed Equity Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$268.4	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Matthew T. Norris—Value Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,209.4	$0	$73.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel P. Becker—Vanguard Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	11	31
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	2
Assets Managed (in millions)	$3,749.8	$1,273.6	$3,697.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$382.8	$198.8

Philip J. Sanders—Vanguard Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	11	31
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	2
Assets Managed (in millions)	$3,749.8	$1,273.6	$3,697.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$382.8	$198.8

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds as of September 30, 2013:

Mark Otterstrom—Bond Fund and Government Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	0	13
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,081.0	$0	$426.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mira Stevovich—Cash Management

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,941.9	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mark G. Beischel—Global Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,141.2	$108.4	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

William M. Nelson—High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,729.7	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bryan J. Bailey—Municipal Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,023.4	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls—Municipal High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,978.2	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO’s Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Ownership of Securities

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds. As of June 30, 2013, the dollar range of shares of the Fund beneficially owned by each portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Barry M. Ogden	Accumulative Fund	$50,001 to $100,000	NA	$500,001 to $1,000,000
Michael L. Avery	Asset Strategy Fund	$0	$500,001 to $1,000,000	$500,001 to $1,000,000
Ryan F. Caldwell	Asset Strategy Fund	$50,001 to $100,000	$50,001 to $100,000	$100,001 to $500,000
Cynthia P. Prince-Fox	Continental Income Fund Dividend Opportunities Fund*	over $1,000,000 $0	$10,001 to $50,000 $0	over $1,000,000
Erik R. Becker	Core Investment Fund	$500,001 to $1,000,000	$0	$500,001 to $1,000,000
Gustaf C. Zinn	Core Investment Fund	$100,001 to $500,000	$0	$100,001 to $500,000
David Ginther	Energy Fund	$100,001 to $500,000	$0	over $1,000,000
F. Chace Brundige	International Growth Fund	$0	$10,001 to $50,000	$100,001 to $500,000
Kimberly A. Scott	New Concepts Fund	$0	$0	$500,001 to $1,000,000
Zachary H. Shafran	Science and Technology Fund	$0	$100,001 to $500,000	over $1,000,000
Timothy J. Miller	Small Cap Fund	$0	$100,001 to $500,000	$100,001 to $500,000
Sarah C. Ross	Tax-Managed Equity Fund	$50,001 to $100,000	$0	over $1,000,000

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Matthew Norris	Value Fund	$100,001 to $500,000	$0	$500,001 to $1,000,000
Daniel P. Becker	Vanguard Fund	$10,001 to $50,000	$100,001 to $500,000	$500,001 to $1,000,000
Philip J. Sanders	Vanguard Fund	$0	over $1,000,000	over $1,000,000

*	Ms. Prince-Fox assumed investment management responsibilities for Waddell & Reed Advisors Dividend Opportunities Fund effective July 2, 2013.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2013, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Barry M. Ogden	Accumulative Fund	$10,001 to $50,000	$10,001 to $50,000
Ryan F. Caldwell	Asset Strategy Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Cynthia P. Prince-Fox	Continental Income Fund Dividend Opportunities Fund*	$500,001 to $1,000,000 $0	$500,001 to $1,000,000
Erik R. Becker	Core Investment Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Gustaf C. Zinn	Core Investment Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
David Ginther	Energy Fund	$10,001 to $50,000	$50,001 to $100,000
F. Chace Brundige	International Growth Fund	$100,001 to $500,000	$100,001 to $500,000
Kimberly A. Scott	New Concepts Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Zachary H. Shafran	Science and Technology Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Timothy J. Miller	Small Cap Fund	$100,001 to $500,000	$100,001 to $500,000
Sarah C. Ross	Tax-Managed Equity Fund	$50,001 to $100,000	$50,001 to $100,000
Matthew Norris	Value Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Daniel P. Becker	Vanguard Fund	$100,001 to $500,000	$100,001 to $500,000
Philip J. Sanders	Vanguard Fund	$50,001 to $100,000	$50,001 to $100,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
*	Ms. Prince-Fox assumed investment management responsibilities for Waddell & Reed Advisors Dividend Opportunities Fund effective July 2, 2013.

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds. As of September 30, 2013, the dollar range of shares of the Fund beneficially owned by each portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Mark Otterstrom	Bond Fund Government Securities Fund	$0 $0	$0 $0	over $1,000,000
Mira Stevovich	Cash Management	$50,001 to $100,000	$0	over $1,000,000
Mark G. Beischel	Global Bond Fund	$100,001 to $500,000	$0	$500,001 to $1,000,000
William M. Nelson	High Income Fund	$0	$0	$500,001 to $1,000,000
Bryan J. Bailey	Municipal Bond Fund	$0	$0	over $1,000,000
Michael J. Walls	Municipal High Income Fund	$0	$10,001 to $50,000	$500,001 to $1,000,000

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of September 30, 2013, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Mark Otterstrom	Bond Fund Government Securities Fund	$50,001 to $100,000 $0	$50,001 to $100,000
Mira Stevovich	Cash Management	$50,001 to $100,000	$50,001 to $100,000
Mark G. Beischel	Global Bond Fund	$50,001 to $100,000	$50,001 to $100,000
William M. Nelson	High Income Fund	$100,001 to $500,000	$100,001 to $500,000
Bryan J. Bailey	Municipal Bond Fund	$100,001 to $500,000	$100,001 to $500,000
Michael J. Walls	Municipal High Income Fund	$100,001 to $500,000	$100,001 to $500,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to each Fund’s Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. With respect to most fixed-income portfolios, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, may otherwise combine orders for a Fund with those of other Funds or funds within Ivy Funds Variable Insurance Portfolios or Ivy Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO and/or IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, WRIMCO and/or IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or IICO generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts for which the IPO securities fit the account’s investment strategies may receive greater allocations compared to non-matching investment strategies. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

Brokerage commissions paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Accumulative Fund	$1,198,592	$1,040,288	$830,088
Asset Strategy Fund	3,890,627	3,939,874	6,995,059
Continental Income Fund	485,854	381,567	418,147
Core Investment Fund	3,148,129	2,723,595	3,832,332
Dividend Opportunities Fund	424,149	528,237	577,520
Energy Fund	103,816	111,972	97,512
International Growth Fund	701,261	534,027	1,073,993
New Concepts Fund	1,137,211	1,742,730	1,928,029
Science and Technology Fund	4,292,915	3,302,081	3,836,668
Small Cap Fund	900,818	953,967	1,262,179
Tax-Managed Equity Fund	89,515	67,352	106,064
Value Fund	701,783	827,347	487,763
Vanguard Fund	1,230,233	786,242	1,622,532
Total	$18,304,903	$16,939,279	$23,067,886

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

Brokerage commissions paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Bond Fund	$2,849	$0	$0
Cash Management	0	0	0
Global Bond Fund	80,839	27,614	21,332
Government Securities Fund	680	0	0
High Income Fund	63,270	13,643	29,924
Municipal Bond Fund	0	0	0
Municipal High Income Fund	0	0	0
Total	$147,638	$41,257	$51,256

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the fiscal year ended June 30, 2013, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Equity Funds were as follows:

	Amount of Transactions	Brokerage Commissions
Accumulative Fund	$1,573,036,651	$1,034,206
Asset Strategy Fund	2,202,473,501	2,379,885
Continental Income Fund	662,026,786	479,506
Core Investment Fund	4,162,936,308	3,055,196
Dividend Opportunities Fund	603,908,374	419,209
Energy Fund	100,719,935	103,816
International Growth Fund	429,993,398	637,174
New Concepts Fund	1,120,445,004	1,017,819
Science and Technology Fund	1,959,902,029	3,605,004
Small Cap Fund	562,190,062	839,317
Tax-Managed Equity Fund	176,701,713	86,146
Value Fund	588,528,683	617,410
Vanguard Fund	2,135,018,313	1,206,281
Total	$16,277,880,757	$15,480,969

During the fiscal year ended September 30, 2013, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds were as follows:

	Amount of Transactions	Brokerage Commissions
Bond Fund	$0	$0
Cash Management	0	0
Global Bond Fund	48,161,853	76,474
Government Securities Fund	0	0
High Income Fund	26,781,806	63,271
Municipal Bond Fund	0	0
Municipal High Income Fund	0	0
Total	$74,943,659	$139,745

These transactions were allocated to these brokers by the internal allocation procedures described above.

As of June 30, 2013, each of the Waddell & Reed Advisors Equity Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Accumulative Fund owned JPMorgan Chase & Co. and Prudential Funding LLC securities in the aggregate amounts of $32,993 and $3,934, respectively. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Prudential Funding LLC is a regular broker of the Fund.

Asset Strategy Fund owned Citigroup Inc., Credit Suisse Group AG, Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $10,558, $4,621, $9,862 and $8,615, respectively. Citigroup Inc. is the parent of Citibank, N.A. and Citigroup Global Markets Inc., a regular broker of the Fund. Credit Suisse Group AG is the parent of Credit Suisse, a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Continental Income Fund owned Bank of America Corporation, Bank of New York Mellon Corporation (The), Citigroup Inc., Deutsche Bank AG, Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Prudential Financial, Inc. securities in the aggregate amounts of $1,995, $1, 258, $11,990, $783, $1,002, $26,134 and $1,076, respectively. Bank of America Corporation is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Bank of New York Mellon Corporation (The) is the parent of BNY Brokerage Inc., a regular broker of the fund. Citigroup Inc. is the parent of Citigroup Global Markets

Inc., a regular broker of the Fund. Deutsche Bank AG is the parent of Deutsche Banc Alex. Brown Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Prudential Financial, Inc. is the parent of Prudential Funding LLC, a regular broker of the Fund.

Core Investment Fund owned Citigroup Inc. and JPMorgan Chase & Co. securities in the aggregate amount of $78,872 and $84,876, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Dividend Opportunities Fund owned Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Prudential Funding LLC securities in the aggregate amounts of $22,967, $33,805 and $4,096, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Prudential Funding LLC is a regular broker of the Fund.

International Growth Fund owned Credit Suisse Group AG and Prudential Funding LLC securities in the aggregate amounts of $6,275 and $2,391, respectively. Credit Suisse Group AG is the parent of Credit Suisse, a regular broker of the Fund. Prudential Funding LLC is a regular broker of the Fund.

Small Cap Fund owned Prudential Funding LLC securities in the aggregate amount of $2,444. Prudential Funding LLC is a regular broker of the Fund.

Value Fund owned Citigroup Inc., Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $26,762, $17,742 and $32,044, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., regular brokers of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

As of September 30, 2013, the Waddell & Reed Advisors Fixed Income and Money Market Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Bond Fund owned Bank of America Corporation, Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $20,069, $16,028 and $19,525, respectively. Bank of America Corporation is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Cash Management owned JPMorgan Chase & Co. securities in the aggregate amount of $58,663. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund

Global Bond Fund owned Morgan Stanley securities in the aggregate amount of $5,277. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

High Income Fund owned Bank of America Corporation securities in the aggregate amount of $11,487. Bank of America Corporation is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

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Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

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Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

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Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

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Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

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Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2013, is available at www.waddell.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (except Cash Management, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund) currently offers three classes of its shares: Class A, Class C and Class Y. Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges. Cash Management, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund do not offer Class Y shares. Cash Management Class C shares are not available for direct investments. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Trust instrument and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of the Fund, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or Waddell & Reed may reduce or waive the minimums in some cases:

For Class A and Class C shares, initial investments must be at least $750 (per Fund) with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one Fund to another Fund within the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed or Legend, a fund within Ivy Funds). A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See Exchanges for Shares of Other Funds or Shares of Funds within InvestEd Portfolios or Ivy Funds.

For Class A and Class C shares, if your account balance falls below $750 (per Fund) at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $750 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $750 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) and 457 plans) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform. For purposes of the fee assessment, your Fund account balance will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

The Funds’ Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

For Class Y shares, please check with your selling broker-dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the Funds, Ivy Funds and/or InvestEd Portfolios with the NAV of Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below). To be entitled to Rights of Accumulation, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or Invested Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C or, for Ivy Funds, Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by Waddell & Reed, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) custodial or trust accounts may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase), or (b) your respective Keogh plan accounts may be grouped, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Cash Management or Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A shares apply to purchases of the Class A shares of any of the Funds and the shares of Ivy Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the Funds and/or a purchase or holding of shares of Ivy Funds or InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Cash Management or Ivy Money Market Fund that were acquired by exchange of another Fund’s Class A shares or Ivy Funds or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B, Class C and, for Ivy Funds, Class E shares are taken into account.

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include certain retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements may purchase Class A shares at NAV.

Class A shares may be purchased at NAV by sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records.

Purchases of Class A shares may be made at NAV by participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets.

Shareholders investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A shares at NAV.

Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company, may purchase Class A shares at NAV.

Shareholders (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, a required minimum distribution from an IRA, a Keogh or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code may purchase Class A shares at NAV.

Purchases of Class A shares by shareholders/participants reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Clients investing through a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may purchase Class A shares at NAV.

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

For Class A shares, a 1% CDSC is only imposed on Class A shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

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Exchange of Class A shares of another Fund or shares of InvestEd Portfolios and, for clients of Waddell & Reed or Legend, Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

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Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Fund’s receipt of your redemption request. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

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Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Cash Management shares were previously acquired by an exchange from Class A shares of another Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed or Legend, any of the funds within Ivy Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed or Legend, any of the funds within Ivy Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds or Shares of Funds within InvestEd Portfolios or Ivy Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Fund or on shares of InvestEd Portfolios and, for clients of Waddell & Reed or Legend, on Class A shares of any fund within Ivy Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another Fund or shares of InvestEd Portfolios, and, for clients of Waddell & Reed or Legend, Class A shares of any fund within Ivy Funds. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Fund or shares of InvestEd Portfolios and, for clients of Waddell & Reed or Legend, Class A shares of any fund within Ivy Funds for Class A shares of a Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class A shares of a Fund (or into Class C shares of a Fund in certain situations, as noted below), provided you already own Class A (or Class C, as applicable) shares of that Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Exchanges of shares from Cash Management (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of a Fund for Class B shares of other Funds and, for clients of Waddell & Reed or Legend, any fund within Ivy Funds without charge.

The redemption of a Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Class C Share Exchanges

You may exchange Class C shares of a Fund for Class C shares of another Fund and, for clients of Waddell & Reed or Legend, any fund within Ivy Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class C shares of a Fund, provided you already own Class C shares of that fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund that offers Class Y shares and, for clients of Waddell & Reed or Legend, for Class I shares of any fund within Ivy Funds that offers Class I shares or for Class A shares of Cash Management.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Fund and funds within InvestEd Portfolios and Ivy Funds may be sold only within the United States, the Commonwealth of Puerto Rico, Guam (lvy Funds only), and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event, and may result in a capital gain or a capital loss, for Federal income tax purposes.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Converting Shares

If you hold Class A shares and are eligible to purchase Class Y shares, as described in the section entitled “Class Y shares” in the Prospectus, you may be eligible to convert your Class A shares to Class Y shares of the same Fund. Please contact WISC directly to request a conversion. Waddell & Reed reserves the right to reject any conversion, and the Funds reserve the right to discontinue offering the conversion privilege.

A conversion between share classes of the same Fund is not considered a taxable event for Federal income tax purposes.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers Custodial Account Agreements or prototype documents for the following retirement plans and other accounts. All of these plans and accounts involve investment in shares of the Funds (other than Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund) and/or, for clients of Waddell & Reed or Legend, shares of certain funds within Ivy Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2 by the end of that year. For the taxable year 2014, the Annual Dollar Limit is $5,500. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution; the maximum annual catch-up contribution is $1,000 for that year. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $191,000 for the taxable year 2014, is not affected by his or her spouse’s active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-Only Keogh Plans. A Keogh plan, which is available to self-employed individuals and their spouses, or partners of general partnerships and their spouses, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $52,000 for a taxable year beginning in 2014.

Exclusive(k)® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $52,000 for a taxable year beginning in 2014. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs – Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or other Section 501(c)(3) tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Abandoned Property

It is the responsibility of the shareholder to ensure that Waddell & Reed maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to Waddell & Reed. If Waddell & Reed is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. Waddell & Reed is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested (which must be equal to or greater than $200) must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once each calendar year as to Class A shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

Subject to the following paragraph, each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall revert to the date the redeemed shares were originally purchased.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $750. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing for Cash Management and Government Securities Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

If you sell Class A shares of Government Securities Fund by check, you may realize a taxable gain or loss, since the NAV at which you purchased the shares may be different than the NAV at which you sell the shares.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Funds are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to Waddell & Reed, the Funds’ underwriter. The price makeup for each of the Waddell & Reed Advisors Equity Funds as of June 30, 2013, which is the date of the most recent balance sheet for the Equity Funds, which is incorporated into this SAI by reference, was as follows:

Accumulative Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.18
Add: selling commission (5.75% of offering price)	0.56

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.74

Asset Strategy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.21
Add: selling commission (5.75% of offering price)	0.62

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.83

Continental Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.33
Add: selling commission (5.75% of offering price)	0.57

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.90

Core Investment Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.02
Add: selling commission (5.75% of offering price)	0.43

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$7.45

Dividend Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$17.17
Add: selling commission (5.75% of offering price)	1.05

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$18.22

Energy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.72
Add: selling commission (5.75% of offering price)	0.84

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.56

International Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.51
Add: selling commission (5.75% of offering price)	0.64

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.15

New Concepts Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.93
Add: selling commission (5.75% of offering price)	0.67

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.60

Science and Technology Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.55
Add: selling commission (5.75% of offering price)	0.83

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.38

Small Cap Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$16.87
Add: selling commission (5.75% of offering price)	1.03

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$17.90

Tax-Managed Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.70
Add: selling commission (5.75% of offering price)	0.90

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.60

Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$15.14
Add: selling commission (5.75% of offering price)	0.92

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$16.06

Vanguard Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.50
Add: selling commission (5.75% of offering price)	0.58

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.08

The price makeup for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds (except Cash Management) as of September 30, 2013, which is the date of the most recent balance sheet for the Fixed Income and Money Market Funds, which is incorporated into this SAI by reference, was as follows:

Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.33
Add: selling commission (5.75% of offering price)	0.39

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.72

Global Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$3.88
Add: selling commission (5.75% of offering price)	0.24

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$4.12

Government Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$5.51
Add: selling commission (4.25% of offering price)	0.24

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.75

High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.66
Add: selling commission (5.75% of offering price)	0.47

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.13

Municipal Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.30
Add: selling commission (4.25% of offering price)	0.32

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$7.62

Municipal High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$4.67
Add: selling commission (4.25% of offering price)	0.21

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$4.88

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share of a Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of a Fund (other than Cash Management) will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Cash Management is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

Valuation – General

The securities in the portfolio of each Fund (other than money market instruments and the securities held by Cash Management) that are listed or traded on a stock exchange, are ordinarily valued at the last sale on that day prior to the close of the regular session of the NYSE as reported by the principal securities exchange on which the security is traded or, if no sale is recorded, the average of the last bid and ask prices. (If a security is traded on one or more exchange(s) and in the OTC market, quotations from the market in which the security is primarily traded will be used). Stocks that are traded OTC are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, at the last current reported sales prices as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

Bonds (including foreign bonds), convertible bonds, municipal bonds, government securities, mortgage-backed securities and swap agreements are ordinarily valued at the price provided by an independent pricing service. Short-term debt securities (all securities held by money market funds and those securities held in non-money market funds with maturities of 60 days and less) are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by the foregoing methods (or those described below) and for which market quotations are not readily available, and certain foreign securities, foreign derivatives traded on foreign exchanges and foreign OTC options, are valued at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board.

Listed options contracts are ordinarily valued, as of the valuation time, at the price as provided by Interactive Data Corporation (IDC) (the mean of the bid and ask price) or, if not available from IDC, at the mean between the last bid and asked prices, as such prices are provided by Bloomberg or Reuters. In the event IDC, Bloomberg or Reuters does not provide a current price, a price is sought from another pricing service or from a broker-dealer (in accordance with fund accounting procedures). Over-the-counter (OTC) options are ordinarily valued, as of the valuation time, at the price of the applicable listed look-alike security as provided by the independent pricing service, or if not available, from Bloomberg or Reuters (the mean of the bid and ask price). If a listed look-alike is not available, at the price provided by a broker-dealer (in accordance with fund accounting procedures). If a price is not available from either of these sources, it will be valued through a model reasonably designed to provide a current market price for the OTC option (any price obtained through a model will be reviewed by the Valuation Committee).

Futures contracts ordinarily are valued at the settlement price as provided by the independent pricing service, or if not available from the independent pricing service, the contract’s settlement price provided by Bloomberg. In the event a price is not available from these two sources, a price will be sought from another pricing service or from a broker-dealer. Certain foreign futures contracts and other derivatives held by a Fund may be valued based on the indication of fair value provided by the Fund’s third-party pricing service, in accordance with guidelines adopted by the Board.

Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the close of the regular session of the NYSE.

Foreign currency exchange rates are ordinarily provided by an independent pricing service. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market circumstances differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Occasionally, events affecting the value of foreign investments and foreign currency exchange rates occur between the time the applicable foreign market closes and the close of the regular session of trading on the NYSE. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined under procedures established by, and under the general supervision and responsibility of, the Board.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and certain foreign derivatives (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of certainty, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Municipal Bonds

The Board has approved the use of prices provided by an independent pricing service to value municipal bonds held by the Funds. In the event the independent pricing service does not provide a current price, a Fund may use another pricing service or a bid price will be sought from a broker-dealer. In the event multiple quotes are obtained, an average of the bid and ask quotes obtained from the broker-dealers is used to value the security.

Valuation – Cash Management and Money Market Instruments

Rule 2a-7 permits Cash Management to value its portfolio securities on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund’s portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Cash Management’s shares and liquidating the Fund.

TAXATION OF THE FUNDS

General

Each Fund has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus, in the case of Municipal Bond Fund and Municipal High Income Fund (each, a Municipal Fund), its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a QPTP (Income Requirement); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of income described in (1)(a) above (collectively, Qualifying Income).

A Fund may invest in one or more wholly owned foreign or domestic subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such domestic special purpose entity likely would be subject to Federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets. Moreover, income and gains generated by a Fund’s foreign wholly owned subsidiary would be treated as constructively earned by the Fund each taxable year, thus resulting in the Fund’s having to make larger taxable distributions to its shareholders attributable to that income. See Asset Strategy Fund – Investment in the Subsidiary.

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals or in options or futures contracts on them made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other non-Qualifying Income or (2) held such metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in precious metals or in options or futures contracts on them intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year – and was unable to, or determined not to, avail itself of the provisions of the Regulated Investment Company Modernization Act of 2010 (Modernization Provisions) that enable a Fund to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – then for Federal tax purposes, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain and, for shareholders of each Municipal Fund, distributions that otherwise would be exempt-interest dividends as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except that (a) for individual and certain other noncorporate shareholders, the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those noncorporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually) – and (b) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Municipal Bond Fund and Municipal High Income Fund

A Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (municipal market discount bonds). Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Asset Strategy Fund – Investment in the Subsidiary

Asset Strategy Fund (referred to in this sub-section as the “Fund”) may invest part of its assets (but not more than 25% of the value of its total assets as of the end of any quarter of its taxable year) in the Subsidiary, which is classified as a corporation for Federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to Federal income taxation except for income that is effectively connected with its conduct of a trade or business within the United States. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (“Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading, for its own account, in stocks or securities (including contracts to buy or sell securities); and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated at such place.” Thus, the Subsidiary’s commodities and securities trading activities, if any, should not constitute engaging in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may be considered to constitute engaging in a U.S. trade or business.

A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation is a “United States shareholder” for purposes of the controlled foreign corporation (CFC) provisions of the Code (commonly referred to as “subpart F”). A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by United States shareholders. Because the Fund owns all the stock in the Subsidiary, the Fund is a United States shareholder thereof and the Subsidiary is a CFC. As a United States shareholder, the Fund is required to include in its gross income for Federal income tax purposes for each taxable year the Subsidiary’s “subpart F income” (defined, in part, below) for the Subsidiary’s taxable year that ends with or within the Fund’s taxable year, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be subpart F income. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of securities, net gains from transactions (including futures, forward, and similar transactions) in any commodities (with certain exceptions), certain foreign currency gains, receipts with respect to securities loans and net payments received with respect to futures contracts. The Fund’s recognition of the Subsidiary’s subpart F income will increase the Fund’s tax basis in its stock in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free to the extent of its previously undistributed subpart F income and, correspondingly, would reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income generally is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

As noted above, to qualify as a RIC the Fund must derive at least 90% of its gross income each taxable year from certain specified sources, including “other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in…securities, or currencies” (Other Income). Although gains from the disposition of commodities are not considered Other Income, the IRS has issued numerous private letter rulings (PLRs) since 2006 that a RIC’s inclusion of subpart F income from a wholly owned foreign subsidiary (such as the Subsidiary) is Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to whom it is issued. Moreover, in July 2011, the IRS suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the IRS initiated that suspension, which was still in effect as of the date of this SAI, to re-examine the policies underlying the previously issued PLRs. The Fund nevertheless has received an opinion of counsel, which is not binding on the IRS or the courts, that income the Fund derives from the Subsidiary should constitute Other Income.

There can be no assurance that there will not be changes in tax or other Federal law that might adversely affect the Fund’s investment in the Subsidiary. If the IRS were to change its position expressed in the issued PLRs, such that the Fund’s income from the Subsidiary would not be Other Income, the Fund could be unable to qualify as a RIC for one or more taxable years. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure pursuant to the Modernization Provisions, it would incur potentially significant additional Federal income tax expense. If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to Federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividends.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be Qualifying Income.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement – in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts are also marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules may also operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures, or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income from REITs

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the Treasury and the IRS issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (UBTI)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Income from OID Securities

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income (including any accrued OID and other non-cash income) to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those noncorporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT.

Distributions to you of a Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs, and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or capital gain distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations – which may occur for one or more Funds, including Global Bond Fund, International Growth Fund, and Asset Strategy Fund – it will be eligible to, and may (as it may have in previous taxable years), file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (foreign-source income) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if reported by a Fund in writing to its shareholders, are exempt from that tax (for the limited period noted above). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions). “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. The exemption from withholding tax applies to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, only with respect to the Fund’s current taxable year (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays after June 30, 2014, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation.

Municipal Fund Shareholders

Dividends paid by a Municipal Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for Federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. Each Municipal Fund intends to continue to satisfy this requirement. The aggregate dividends paid by a Municipal Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. Each Municipal Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income identified as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from a Municipal Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisors before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Municipal Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of any Municipal Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if a Municipal Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in Municipal Fund shares.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any balance of the loss that is not disallowed will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes an AMT on corporations (other than certain small corporations), individuals, trusts, and estates. Interest on certain municipal bonds is included as an item of tax preference (Tax Preference Item) in determining the amount of a taxpayer’s Federal alternative minimum taxable income (AMTI). To the extent that a Fund receives income from municipal securities that is a Tax Preference Item, a portion of the dividends paid by the Fund, although otherwise exempt from Federal income tax, would be taxable to its shareholders whose tax liability is determined under the AMT. Each Municipal Fund will annually provide a report indicating the percentage of the Fund’s income that is a Tax Preference Item.

In addition, for certain corporations, AMTI is increased by 75% of the difference between an alternative measure of income (adjusted current earnings (ACE)) and the amount otherwise determined to be the AMTI. Interest on all municipal securities, and therefore a distribution by a Municipal Fund that would otherwise be tax-exempt, is included in calculating a corporation’s ACE.

The American Recovery and Reinvestment Act of 2009 provides that bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs – and the interest thereon thus will not be a Tax Preference Item – and the interest on those bonds will not be included in a corporate taxpayer’s ACE.

* * * * *

The foregoing is an abbreviated summary of certain Federal tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisors for more detailed information and for information regarding other Federal tax considerations and any state, local, or foreign taxes that may apply to them.

UNDERWRITER

Waddell & Reed, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Funds’ shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Trust (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Class A
Accumulative Fund	$377,736	$431,620	$614,572
Asset Strategy Fund	3,918,473	4,267,644	5,299,298
Continental Income Fund	998,032	696,813	675,138
Core Investment Fund	2,378,402	1,962,918	2,271,939
Dividend Opportunities Fund	372,608	450,656	651,241
Energy Fund	231,158	272,671	415,051
International Growth Fund	220,749	206,079	256,711
New Concepts Fund	1,116,104	1,139,953	1,353,004
Science and Technology Fund	2,022,144	1,627,868	1,955,717
Small Cap Fund	630,785	609,787	844,892
Tax-Managed Equity Fund	164,479	121,195	160,929
Value Fund	339,392	276,435	471,252
Vanguard Fund	572,462	699,179	788,321

The dollar amounts of underwriting commissions for Class B shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Class B
Accumulative Fund	$5,132	$9,554	$8,631
Asset Strategy Fund	47,811	59,933	66,885
Continental Income Fund	2,596	5,014	6,363
Core Investment Fund	12,115	18,146	15,262
Dividend Opportunities Fund	6,362	7,442	6,225
Energy Fund	3,167	5,278	3,277
International Growth Fund	1,266	1,732	3,288
New Concepts Fund	7,616	8,414	9,740
Science and Technology Fund	14,324	18,110	20,768
Small Cap Fund	6,229	8,588	9,794
Tax-Managed Equity Fund	199	523	767
Value Fund	2,806	5,080	8,743
Vanguard Fund	5,135	6,626	7,974

The dollar amounts of underwriting commissions for Class C shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Class C
Accumulative Fund	$170	$476	$737
Asset Strategy Fund	5,649	7,050	10,665
Continental Income Fund	385	172	861
Core Investment Fund	1,708	2,085	1,188
Dividend Opportunities Fund	570	888	988
Energy Fund	116	561	150
International Growth Fund	49	95	221
New Concepts Fund	786	1,610	1,009
Science and Technology Fund	1,285	1,456	1,137
Small Cap Fund	210	663	613
Tax-Managed Equity Fund	172	208	373
Value Fund	255	1,006	276
Vanguard Fund	393	632	595

The amounts retained by Waddell & Reed for each of the Equity Funds for the past three fiscal years were:

	June 30, 2013	June 30, 2012	June 30, 2011
Accumulative Fund	$176,069	$190,696	$221,084
Asset Strategy Fund	1,702,097	1,796,792	1,812,318
Continental Income Fund	392,838	282,763	224,456
Core Investment Fund	1,029,567	834,265	761,827
Dividend Opportunities Fund	154,556	184,406	207,212
Energy Fund	100,226	113,881	140,962
International Growth Fund	99,067	88,459	88,456
New Concepts Fund	458,779	464,836	438,537
Science and Technology Fund	866,642	683,549	675,253
Small Cap Fund	261,966	251,763	285,376
Tax-Managed Equity Fund	59,831	39,697	42,662
Value Fund	131,236	112,714	157,233
Vanguard Fund	260,914	296,468	266,445

The dollar amounts of underwriting commissions for Class A shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Class A
Bond Fund	$851,894	$1,182,069	$1,064,025
Cash Management*	33,959	53,617	33,904
Global Bond Fund	564,586	496,678	857,426
Government Securities Fund	137,738	291,223	262,746
High Income Fund	2,349,353	2,237,578	1,767,756
Municipal Bond Fund	718,994	1,180,943	703,576
Municipal High Income Fund	997,082	1,310,843	842,476

The dollar amounts of underwriting commissions for Class B shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Class B
Bond Fund	$6,323	$7,817	$8,966
Cash Management	4,472	7,603	9,877
Global Bond Fund	3,073	7,276	7,631
Government Securities Fund	4,767	5,508	8,368
High Income Fund	8,663	8,127	10,926
Municipal Bond Fund	1,228	578	1,557
Municipal High Income Fund	1,417	1,589	2,694

The dollar amounts of underwriting commissions for Class C shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Class C
Bond Fund	$4,165	$2,027	$2,625
Cash Management	2,713	685	2,309
Global Bond Fund	1,804	1,792	1,767
Government Securities Fund	4,764	1,160	2,333
High Income Fund	9,863	7,446	5,107
Municipal Bond Fund	16,106	4,700	6,545
Municipal High Income Fund	10,460	4,401	5,446

The amounts retained by Waddell & Reed for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2013	September 30, 2012	September 30, 2011
Bond Fund	$327,890	$453,658	$336,456
Cash Management	—	—	—
Global Bond Fund	196,512	172,060	248,481
Government Securities Fund	47,824	101,079	72,696
High Income Fund	856,013	860,803	567,265
Municipal Bond Fund	200,398	304,612	106,803
Municipal High Income Fund	300,455	367,086	200,239

*	Class A shares of Cash Management do not assess either an initial sales load or a CDSC; the commissions noted are a result of a CDSC assessed on a redemption of Class A shares of Cash Management which were acquired via an exchange for Class A shares of a non-money market fund on which an initial sales load was not paid at the time of purchase on an investment of $1 million or more and the shareholder has redeemed the shares from Cash Management within 12 months of that initial purchase.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements and Financial Highlights, including notes thereto, and the reports of the Funds’ Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the periods listed below, are incorporated herein by reference. They are contained in the Funds’ Annual Reports to Shareholders which are available upon request. The most current Annual Shareholder Report for each of the Equity Funds is the Annual Report to Shareholders dated June 30, 2013 and for the Fixed Income and Money Market Funds, the Annual Report to Shareholders dated September 30, 2013.

PORTFOLIO HOLDINGS DISCLOSURE

Fund holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may also be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is posted at www.waddell.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

APPENDIX A

The following are descriptions of some of the ratings of securities in which a Fund may invest. WRIMCO may also use ratings provided by other NRSROs in determining the eligibility of securities for the Funds.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) — To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as U.S. corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Commercial Paper Ratings

S&P. S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

— Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Short-Term Credit Ratings

Fitch Ratings-National Short-term Credit Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch’s national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2 — Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or – may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

WRASAI (01-14)

PART C:    OTHER INFORMATION

Item 23:    Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Trust Instrument for Waddell & Reed Advisors Funds dated October 14, 2008, filed with Post-Effective Amendment No. 12 and incorporated herein by reference.

(b)	By-laws:

	(b)(1)	By-laws for Waddell & Reed Advisors Funds dated October 14, 2008, filed with Post-Effective Amendment No. 12 and incorporated herein by reference.

(c)	Instruments Defining the Rights of Security Holders:

Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(e)	Underwriting Contracts:

	(e)(1)	Underwriting Agreement between Waddell & Reed Advisors Funds and Waddell & Reed, Inc. effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(e)(2)	Underwriting Agreement between Waddell & Reed Advisors Funds and Waddell & Reed, Inc., effective January 30, 2009 and as amended May 22, 2012, filed with Post-Effective Amendment No. 25 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts: Not applicable

(g)	Custodian Agreements:

Custodian Agreement, as amended, filed by EDGAR on June 30, 2000 as EX-99.B(g)scca to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated herein by reference.

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccustappa to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference.

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Custodian Agreement that is incorporated by reference.

(g)(1) Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(g)(3) Amendment to the Custodian Agreement between UMB Bank, N.A. and Waddell & Reed Advisors Funds, dated August 31, 2011, filed with Post-Effective Amendment No. 21 and incorporated herein by reference.

(g)(4) Custody Agreement between Waddell & Reed Advisors Funds and The Bank of New York Mellon, dated as of March 9, 2012, filed with Post-Effective Amendment No. 25 and incorporated herein by reference.

(g)(5) Foreign Custody Manager Agreement between Waddell & Reed Advisors Funds and The Bank of New York Mellon, dated as of March 9, 2012, filed with Post-Effective Amendment No. 25 and incorporated herein by reference.

(g)(6) Precious Metals Supplement to the Custody Agreement between Waddell & Reed Advisors Funds and The Bank of New York Mellon, dated June 6, 2012, filed with Post-Effective Amendment No. 25 and incorporated herein by reference.

(g)(7) Schedule I to the Custody Agreement between Waddell & Reed Advisors Funds and The Bank of New York Mellon, effective April 9, 2013, filed with Post-Effective Amendment No. 29 and incorporated herein by reference.

(g)(8) Addendum to the Foreign Custody Manager Agreement between Waddell & Reed Advisors Funds and The Bank of New York Mellon, made as of May 22, 2013, filed with Post-Effective Amendment No. 29 and incorporated herein by reference.

Rule 17f-5 Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccadel to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference. The Rule 17f-5 Delegation Agreements for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by reference.

(g)(2) Assignment of the Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(h)	Other Material Contracts:

	(h)(1)	Shareholder Servicing Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Services Company, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(h)(2)	Accounting Services Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Services Company, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(h)(3)	Exhibit B to the Shareholder Servicing Agreement, effective October 30, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

	(h)(4)	Exhibit C to the Shareholder Servicing Agreement, effective May 31, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

	(h)(5)	Appendix A to the Shareholder Servicing Agreement, effective October 1, 2009, filed with Post-Effective Amendment No. 19 and incorporated herein by reference.

	(h)(6)	Exhibit B to the Shareholder Servicing Agreement, effective August 11, 2010, filed with Post-Effective Amendment No. 19 and incorporated herein by reference.

	(h)(7)	Exhibit C to the Shareholder Servicing Agreement, effective May 31, 2010, filed with Post-Effective Amendment No. 19 and incorporated herein by reference.

	(h)(8)	Appendix A to the Accounting Services Agreement, effective June 30, 2011, filed with Post-Effective Amendment No. 21 and incorporated herein by reference.

	(h)(9)	Shareholder Servicing Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Services Company, effective January 30, 2009 and as amended May 22, 2012, filed with Post-Effective Amendment No. 25 and incorporated herein by reference.

	(h)(10)	Exhibit C to the Shareholder Servicing Agreement, effective May 31, 2013, filed with Post-Effective Amendment No. 29 and incorporated herein by reference.

	(h)(11)	Exhibit B to the Shareholder Servicing Agreement, effective August 14, 2013, filed with Post-Effective Amendment No. 29 and incorporated herein by reference.

(i)	Opinion and consent of counsel, filed with this Post-Effective Amendment No. 31.

(j)	Consent of Independent Registered Public Accounting Firm, filed with this Post-Effective Amendment No. 31.

(k)	Omitted Financial Statements: Not applicable

(l)	Initial Capital Agreements:

Agreement with initial shareholder, Waddell & Reed, Inc., filed by EDGAR on October 1, 1999 as EX-99.B(l)scinitcap to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A and incorporated herein by reference.

(m)	Rule 12b-1 Plans:

	(m)(1)	Distribution and Service (Rule 12b-1) Plan for Class A shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(m)(2)	Distribution and Service (Rule 12b-1) Plan for Class B shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(m)(3)	Distribution and Service (Rule 12b-1) Plan for Class C shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

	(n)(2)	Multiple Class Plan for Waddell & Reed Advisors Funds, amended and effective October 30, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

(p)	Codes of Ethics:

Code of Ethics, as revised August 2007, filed by EDGAR on October 26, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A and incorporated herein by reference.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference.

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 17 and incorporated herein by reference.

	(p)(2)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2011, filed with Post-Effective Amendment No. 21 and incorporated herein by reference.

	(p)(3)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 27 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund: Not applicable

Item 25. Indemnification

Reference is made to Article IX of the Trust Instrument of Registrant filed by EDGAR on October 14, 2008 as Exhibit (a)(1) to Post-Effective Amendment No. 12 and to Article VI of the Underwriting Agreement, filed with Post-Effective Amendment No. 13 and incorporated herein by reference, each of which provide indemnification.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessor, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

Item 27. Principal Underwriters

(a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Ivy Funds Variable Insurance Portfolios InvestEd Portfolios

(b) The information contained in the underwriter’s application on Form BD as filed on February 14, 2013, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 29. Management Services

There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items 23.(h) and 23.(m) hereof.

Item 30. Undertakings: Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, WADDELL & REED ADVISORS FUNDS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE, KRISTEN A. RICHARDS and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:    May 22, 2012.

/s/ Henry J. Herrmann
Henry J. Herrmann, President

/s/ David P. Gardner	Chairman and Trustee
David P. Gardner

/s/ Michael L. Avery	Trustee
Michael L. Avery

/s/ Jarold W. Boettcher	Trustee
Jarold W. Boettcher

/s/ James M. Concannon	Trustee
James M. Concannon

/s/ John A. Dillingham	Trustee
John A. Dillingham

/s/ Joseph Harroz, Jr.	Trustee
Joseph Harroz, Jr.

/s/ Robert L. Hechler	Trustee
Robert L. Hechler

/s/ Albert W. Herman	Trustee
Albert W. Herman

/s/ Henry J. Herrmann	Trustee
Henry J. Herrmann

/s/ Frank J. Ross, Jr.	Trustee
Frank J. Ross, Jr.

/s/ Eleanor B. Schwartz	Trustee
Eleanor B. Schwartz

Attest:

/s/ Mara D. Herrington
Mara D. Herrington, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 27th day of January, 2014.

WADDELL & REED ADVISORS FUNDS

a Delaware statutory trust

(Registrant)

By /s/ Henry J. Herrmann

Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities on the 27th day of January, 2014.

Signatures	Title

/s/David P. Gardner*	Chairman and Trustee
David P. Gardner

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Michael L. Avery*	Trustee
Michael L. Avery

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James M. Concannon*	Trustee
James M. Concannon

/s/John A. Dillingham*	Trustee
John A. Dillingham

/s/Joseph Harroz, Jr.*	Trustee
Joseph Harroz, Jr.

/s/Robert L. Hechler*	Trustee
Robert L. Hechler

/s/Albert W. Herman*	Trustee
Albert W. Herman

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

*By:	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Mara Herrington
Mara Herrington
Secretary